[GRAPHIC OF TREE OMITTED]

                                  ELFUN FUNDS
                                 ANNUAL REPORT
                               December 31, 1998

                           UNDERSTANDING YOUR REPORT

A LETTER FROM THE PRESIDENT ............................ 1
   John Myers on market events

REVIEW OF PERFORMANCE AND
SCHEDULES OF INVESTMENTS

   Portfolio managers discuss your Funds' results in 1998

     ELFUN GLOBAL FUND ................................. 3

     ELFUN TRUSTS ...................................... 8

     ELFUN DIVERSIFIED FUND ............................12

     ELFUN TAX-EXEMPT INCOME FUND ......................22

     ELFUN INCOME FUND .................................30

     ELFUN MONEY MARKET FUND ...........................38


NOTES TO PERFORMANCE ...................................42

NOTES TO SCHEDULES OF INVESTMENTS ......................42

FINANCIAL STATEMENTS
   Financial Highlights ................................43
   Notes to Financial Highlights .......................45
   Statements of Assets and Liabilities,
   Operations, and Changes in Net Assets ...............46

NOTES TO FINANCIAL STATEMENTS ..........................52

INDEPENDENT AUDITORS' REPORT ...........................61

ELFUN FUNDS' INVESTMENT TEAM ...........................64

SHAREHOLDER SERVICES ....................INSIDE BACK COVER
   How you can obtain more information

                            HIGHLY RATED ELFUN FUNDS

                         MORNINGSTAR RATINGS[TRADEMARK]
                            THROUGH DECEMBER 31, 1998
--------------------------------------------------------------------------------
                           NUMBER
    FUND                  OF FUNDS              STAR
 (CATEGORY)              IN CATEGORY           RATING
--------------------------------------------------------------------------------
ELFUN GLOBAL -- (International Equity)
--------------------------------------------------------------------------------
Overall and 3 year            862          [STAR][STAR][STAR][STAR]
      5 year                  407          [STAR][STAR][STAR][STAR]
      10 year                 115          [STAR][STAR][STAR][STAR]

--------------------------------------------------------------------------------
ELFUN TRUSTS -- (Domestic Equity)
--------------------------------------------------------------------------------
Overall and 3 year           2802          [STAR][STAR][STAR][STAR][STAR]
      5 year                 1702          [STAR][STAR][STAR][STAR][STAR]
      10 year                 732          [STAR][STAR][STAR][STAR]

--------------------------------------------------------------------------------
ELFUN TAX-EXEMPT INCOME -- (Municipal Bonds)
--------------------------------------------------------------------------------
Overall and 3 year           1577          [STAR][STAR][STAR][STAR]
      5 year                 1040          [STAR][STAR][STAR][STAR][STAR]
      10 year                 370          [STAR][STAR][STAR][STAR]

--------------------------------------------------------------------------------
ELFUN INCOME -- (Taxable Bonds)
--------------------------------------------------------------------------------
Overall                      1488          [STAR][STAR][STAR][STAR][STAR]
      3 year                 1488          [STAR][STAR][STAR][STAR]
      5 year                  987          [STAR][STAR][STAR][STAR]
      10 year                 368          [STAR][STAR][STAR][STAR][STAR]

--------------------------------------------------------------------------------
ELFUN DIVERSIFIED -- (Domestic Equity)
--------------------------------------------------------------------------------
Overall and 3 year           2802          [STAR][STAR][STAR]
      5 year                 1702          [STAR][STAR][STAR]
      10 year                 732          [STAR][STAR][STAR][STAR]

Morningstar is an independent fund rating company that seeks to provide a non-biased rating system used in making investment decisions. A fund is rated in its investment class on a scale of one to five stars through the evaluation of the historical balance of risk and return after 3 years' performance.

Morningstar proprietary ratings reflect historical risk-adjusted performance through December 31, 1998. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's three-, five- and ten-year returns (with fee and sales charge adjustments) in excess of 90-day T-bill returns and a risk factor that reflects fund performance below 90-day T-bill returns. The top ten percent of the funds in a rating category receive five stars and the next 22.5% receive four stars and the next 35% receive three stars.

Investment return and principal value of an investment will fluctuate and you may have a gain or loss when you sell your shares. Returns assume changes in share price and reinvestment of dividends and capital gains. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

                                                     A LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER,

We are pleased to provide you with the 1998 Elfun Funds Annual Report.

1998 was a year of unusually high volatility for the financial markets. The S&P 500 Index of large-cap stocks posted an unprecedented fourth consecutive year of 20%+ returns, finishing the year at 28.7%, while the Russell 2000 small-cap stock index posted a return of negative 2.6% thus recording the largest negative divergence with large caps ever. Internationally, European markets were up 28%; Japan returned 5% in U.S. dollars but was down 9% in local currency; and emerging market stock indices were down 25.3%! Although the large-cap U.S. equity market was up strongly, individual stock performance was very concentrated. The twenty top performers, led by technology stocks such as Microsoft, Dell, Lucent, etc., accounted for about two-thirds of the S&P 500's total performance, and only 17% of U.S. equity funds outperformed the S&P 500 Index as the average U.S. stock fund was up 14.5%.

                             PERFORMANCE HIGHLIGHTS

Our equity Elfun Funds all achieved strong double-digit returns in 1998. Both Elfun Global, up 17.4%, and Elfun Diversified, up 17.1%, exceeded the average returns of their Lipper peer groups, ranking in the top third of their group over one and ten year periods. Elfun Trusts, with a return of 22.9%, ranked in the middle of its Lipper peers for the year, with top-third rankings over five and ten year periods. Our fixed income funds continued to turn in excellent performances with Elfun Income and Elfun Money Market placing in the top 5% of their Lipper peers for the five and ten year periods while Elfun Money Market placed in the top 3% for 1998. The Elfun Tax-Exempt Income Fund significantly improved its performance, ranking in the top 10% of peers in 1998 and the top 20% for the five-year period. Several of our funds also received favorable ratings by Morningstar, an independent fund ranking company which analyzes risk-adjusted performance. Our top rated Morningstar Funds are presented on the inside front cover of this report. The average returns for each applicable Lipper category and complete details on each fund's performance can be found on the various performance review pages included in this annual report.

                                 MARKET OVERVIEW

The past several years have been a very positive environment for financial markets. Traditional long-term U.S. stock returns normally in the range of 10-12% have been significantly exceeded with average returns of 17.5% in the 80's and 16.2% so far in the 90's. The last 4 years in particular have set new standards averaging 30.5%. These incredible returns have not only been in stocks but also in long term government bonds which posted returns of 12.6% in the 80's and 10.0% in the 90's versus historic averages of 6-7%. This has been due to a number of positive factors. Since the fall of the Iron Curtain, we have experienced a disinflationary peacetime economy with corresponding low interest rates, strong consistent economic growth, excellent productivity gains and rising corporate profitability. This has led to unprecedented high historic valuation levels on almost any basis of measurement-dividend yields, price to book, price to sales, or price to earnings ratios. One might argue, however, that the current technology innovations and increased services content of the economy should lead us to evaluate valuations differently in this "new era", similar to what occurred in the late 1800's during the industrial revolution.

The U.S. Federal Reserve Bank reduced interest rates three times during late 1998 and 63 other central banks around the world followed suit. These actions put liquidity back into world markets and stabilized the emerging market economic crises in Asia, Russia and Latin America. It also calmed the turmoil in global markets during the third quarter triggered by the near collapse of a large hedge fund, Long Term Capital.

[PHOTO OF JOHN MYERS OMITTED]

--------------------------------------------------------------------------------
As a result, the S&P 500, which had fallen nearly 20% from its peak levels in August, recovered all of its losses and finished the year strong.

                                 MARKET OUTLOOK
Looking ahead, a number of positive factors continue. Commodity prices are at 25-year lows and there are few signs that they will significantly increase. The "Supertanker America" U.S. growth engine seems likely to continue, albeit at a more moderate 2-3% rate but still positive. New investment dollars continue to move into the market through 401(k) plans and mutual funds and as foreign pension plans increase their equity allocations. The U.S. market should be a beneficiary of those new flows as well. Finally, business merger and acquisition activity, especially in Europe, is booming.

On the cautionary side, valuations continue to be high and there is more worldwide producing capacity than there is demand. Bottom-up analyst expectations of double digit earnings growth of 15% will not be realized and there will be continued high volatility and narrow market breath as many companies will disappoint. S&P 500 earnings, however, should still be positive around the 4-5% level which, together with 1.5-2% dividends, should result in positive gains for the year closer to historic levels.

The principal wild cards impacting this outlook continue to be outside the U.S. We are watching Japan where their economic crisis has been exacerbated by rising interest rates, a strengthening yen, and continued weak consumer demand. We are also monitoring developments in Brazil where recent events could become a negative catalyst for other world markets if they cannot get their social benefits structure in order.

The volatility in 1998 underscores the danger of trying to market time and reliance on back-tested investment models (e.g., Long Term Capital) that tell you what has already happened and may not be a good indicator of what will happen in the future. Maintaining a well-diversified portfolio is even more important when markets are volatile and the economic outlook uncertain. Equities have the potential to be the best performing long-term asset class, although returns over the next few years will most likely not equal the levels they have been at for the past four. Stock selection will be a major factor in performance as we expect small and mid-cap stocks to narrow the historic high variances with large-caps. Fixed income investments (whether taxable or tax-exempt) typically match the goal of current income and can provide some moderate growth of capital as well. The basic rules still apply-know your investment objectives and your tolerance for risk, then spend as much time and diligence investing your money as you spent earning it. These held true in 1998 and we would recommend that you consider them in your investment plans in the future.

On a final note, many shareholders have inquired about the impact the year 2000
(Y2K) may have with respect to their financial investments and recordkeeping. We have incorporated Y2K readiness capability into our analysis processes for the investment portfolios. In addition, we have been engaged in a multi-year effort to address Y2K date-related issues in a broad range of areas including applications, process-enabling systems and facilities. We also benefit from the Y2K efforts of our parent, General Electric Company, which systematically monitors the implementation of the Y2K programs of all GE businesses and facilitates the sharing of best practices. With respect to third-party systems, GE Investments like many similar companies, must largely rely on the efforts and affirmations of others; however, we continue to work closely in partnership with our most critical vendor, State Street Bank and Trust Company. Although the interaction of various software and hardware elements is highly complex -- and the possibility of Y2K related problems cannot be totally eliminated -- GE Investments believes it is taking appropriate steps.

Sincerely,


/S/SIGNATURE

John Myers

President and Chief Executive Officer
GENERAL ELECTRIC INVESTMENT CORPORATION

JOHN MYERS IS A SEASONED VETERAN OF GE'S FINANCIAL COMMUNITY AND OF GE INVESTMENTS. JOHN, PREVIOUSLY EXECUTIVE VICE PRESIDENT OF GE INVESTMENTS, BEGAN HIS GE CAREER IN 1970 AFTER SERVING AS AN OFFICER IN THE U.S. NAVY. HE PROGRESSED THROUGH SEVERAL GLOBAL FINANCIAL ASSIGNMENTS IN GE CORPORATE STAFF AND GE POWER SYSTEMS BEFORE JOINING GE INVESTMENTS IN 1986. JOHN SERVES ON THE BOARD OF DIRECTORS OF PROMUS HOTELS CORPORATION. HE HOLDS A B.S. IN MATHEMATICS FROM WAGNER COLLEGE, WHERE HE SERVES ON THE BOARD OF TRUSTEES.

                                ELFUN GLOBAL FUND
--------------------------------------------------------------------------------

Q&A


RALPH LAYMAN (PICTURED ON THE LEFT) MANAGES THE INTERNATIONAL EQUITY OPERATION WITH TOTAL ASSETS EXCEEDING $9 BILLION. HIS RESPONSIBILITIES INCLUDE CO-MANAGEMENT OF THE ELFUN GLOBAL FUND WITH MICHAEL J. SOLECKI. PRIOR TO JOINING GE INVESTMENTS IN 1991, RALPH WAS EXECUTIVE VICE PRESIDENT, PARTNER AND PORTFOLIO MANAGER OF INTERNATIONAL EQUITY OPERATIONS AT NORTHERN CAPITAL MANAGEMENT. PREVIOUSLY, HE WAS A VICE PRESIDENT AND PORTFOLIO MANAGER AT TEMPLETON INVESTMENT COUNSEL, INC. HE WAS INSTRUMENTAL IN FORMING TEMPLETON'S EMERGING MARKETS FUND, THE FIRST LISTED EMERGING MARKETS EQUITY FUND IN THE U.S. RALPH IS A TRUSTEE OF THE GE PENSION TRUST, AND GE'S EMPLOYEE SAVINGS PROGRAM, AND SERVES ON THE GE INVESTMENTS' ASSET ALLOCATION COMMITTEE. HE IS A CHARTERED FINANCIAL ANALYST (CFA), A CHARTER MEMBER OF THE INTERNATIONAL SOCIETY OF SECURITY ANALYSTS AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. RALPH IS A GRADUATE OF THE UNIVERSITY OF WISCONSIN WITH A B.S. IN ECONOMICS AND A M.S. IN FINANCE.

MICHAEL J. SOLECKI IS CO-PORTFOLIO MANAGER OF THE ELFUN GLOBAL FUND AND HAS SERVED THE FUND IN THAT CAPACITY SINCE SEPTEMBER 1997. MIKE HAS MORE THAN EIGHT YEARS OF INVESTMENT EXPERIENCE AND HAS HELD POSITIONS WITH GE INVESTMENTS SINCE 1990. HE IS CURRENTLY A VICE PRESIDENT OF GE INVESTMENTS. MIKE IS A CHARTERED FINANCIAL ANALYST (CFA) AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. HE HOLDS A B.S. IN FINANCE FROM WESTERN NEW ENGLAND COLLEGE.

Q. HOW DID THE ELFUN GLOBAL FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1998?
A. The Elfun Global Fund posted a return of 17.36% for the one-year period ending December 31, 1998. For the same period, the MSCI World Index returned 24.34% and our Lipper peer group of 263 Global Stock funds returned 12.40%.

Q.   WHY DID THE FUND OUTPERFORM ITS PEER GROUP BY SUCH A WIDE MARGIN?
A. Stock performance in our Continental European component of the portfolio was very strong. In addition, we were overweighted in stocks from that region compared with peers. The fund's holdings in Continental Europe gained 35%, a higher return than the MSCI Europe Index. The fund's U.S. holdings increased 28.6%, also a notable showing given the narrow performance of the market. The fund continued to underweight the U.S. given valuation levels compared to the rest of the world. The U.S. currently represents 21% of the portfolio compared to a MSCI World Index weight of 50%. This was a narrow market where a few stocks did extremely well so almost all managers underperformed. Investors were willing to give those stocks very high valuations. Our strategy is to invest in stocks that show growth potential and have reasonable valuations and we think Europe fits this style better.

Q.   WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?
A. Stocks in Continental Europe are inexpensive relative to their growth rate. Also, interest rates have been dropping as the eleven European Union countries implement a common currency. We took advantage of those favorable factors to search for bargains. Despite economic turmoil that roiled emerging markets late last year, we maintained a small stake in Latin America and other emerging markets because of the bargains to be found. However, for the year, emerging markets generally had a negative impact on performance. Israel was a bright spot in the emerging market sector, where companies such as ECI Telecommunications and Comverse Technology turned in excellent results.

Q.   WHICH STOCKS AND STOCK SECTORS WERE NOTEWORTHY?
A. Telecommunications stocks in the portfolio did exceptionally well. Top stocks were Nokia of Finland, Germany's Mannesmann, and Airtouch Communications, the U.S. company that is being acquired by Vodaphone. In the financial sector, AXA-UAP, the French domiciled global financial services group, also was among the fund's best performers.

Q.   WHAT IS YOUR OUTLOOK FOR THE FUND?
A. We believe that the advent of the euro will continue to spur favorable economic conditions in Europe. In the United States, stock valuations remain high, which adds risk to stock selection. We still are waiting for Japan to change its economic fundamentals. Although we see possible signs of a turnaround and are looking for opportunities, we remain cautious. Valuations in Latin America are extremely inexpensive but growth is slowing as countries raise interest rates to defend their currencies.

[PHOTO OF RALPH LAYMAN AND MICHAEL HY. SOLECKI OMITTED]

                                                               ELFUN GLOBAL FUND
--------------------------------------------------------------------------------

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                              [LINE GRAPH OMITTED]
[PLOT POINTS]
         ELFUN GLOBAL      MSCI WORLD
`88         $10,000          $10,000
`89          12,470           11,660
`90          11,398           9,678
`91          13,086           11,449
`92          13,863           10,853
`93          18,282           13,296
`94          18,167           13,974
`95          21,079           16,866
`96          24,479           19,140
`97          26,553           22,156
`98          31,190           27,548


                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------
                   ONE      FIVE         TEN
                  YEAR      YEAR        YEAR
--------------------------------------------------------------------------------

Elfun Global Fund 17.36%    11.26%     12.05%


MSCI World        24.34%    15.68%     10.66%


--------------------------------------------------------------------------------
                               INVESTMENT PROFILE

 A Fund designed for investors who seek long-term growth of capital and future income consistent with prudent management and preservation of capital. The Fund invests principally in equity securities issued by companies located in both developed and developing countries throughout the world.
--------------------------------------------------------------------------------

                         *LIPPER PERFORMANCE COMPARISON

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/98
                             GLOBAL STOCK PEER GROUP

                                            ONE    FIVE     TEN
                                           YEAR    YEAR    YEAR

   Fund's rank in peer group: ............   83      42       8

   Number of Funds in peer group: ........  263      87      25

   Peer group average total return: ......12.40%  11.34%  10.85%

   Lipper categories in peer group: ......GLOBAL, GLOBAL SMALL CAP

   * SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.

                            TOP TEN LARGEST HOLDINGS
                          AS A PERCENTAGE OF NET ASSETS
                              AT DECEMBER 31, 1998
--------------------------------------------------------------------------------
Airtouch Communications Inc.             3.52%
--------------------------------------------------------------------------------
Nokia Oyj (Series A)                     3.01%
--------------------------------------------------------------------------------
AXA-UAP                                  2.89%
--------------------------------------------------------------------------------
Mannesmann AG                            2.81%
--------------------------------------------------------------------------------
ING Groep N.V.                           2.52%
--------------------------------------------------------------------------------
Siebe PLC                                2.38%
--------------------------------------------------------------------------------
AlliedSignal Inc.                        2.31%
--------------------------------------------------------------------------------
Citigroup Inc.                           2.21%
--------------------------------------------------------------------------------
Preussag AG                              2.13%
--------------------------------------------------------------------------------
EMC Corp.                                2.11%
--------------------------------------------------------------------------------

SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                ELFUN GLOBAL FUND

                               [PIE CHART OMITTED]
                                PACIFIC RIM 3.6%
                                CASH & OTHER 1.2%
                                  EUROPE 63.3%
                               UNITED STATES 20.6%
                               OTHER REGIONS 6.2%
                                   JAPAN 5.1%

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 97.4%
--------------------------------------------------------------------------------
AUSTRALIA -- 1.1%

Cable & Wireless Optus .......... 962,902    $   2,024
Coca Cola Amatil Ltd. ...........  61,339          228
                                                 2,252

BRAZIL -- 0.9%

Telecomunicacoes Brasileiras
   S.A. ADR .....................  18,278        1,328
Uniao de Banco Brasiliero
   S.A. GDR .....................  31,222          451
                                                 1,779

CANADA -- 1.4%

Newcourt Credit Group Inc. ......  15,334          537
Northern Telecom Ltd. ...........  49,179        2,465
                                                 3,002

CROATIA -- 0.1%

Pliva D D GDR (Regd.) ...........  13,342          218

[ICON OF FLAG OMITTED] FINLAND-- 6.9%
Helsingin Puhelin Oyj ...........  19,095        1,135
Merita Ltd. (Series A) .......... 259,993        1,642
Nokia Oyj (Series A) ............  51,334        6,242
Sampo Insurance Co. Ltd.
   (Series A) ...................  88,358        3,353
Sonera Group Oyj ................ 105,165        1,856(a)
                                                14,228

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
[ICON OF FLAG OMITTED] FRANCE-- 14.0%
Alstom ........................... 49,674    $   1,164(a)
AXA-UAP .......................... 41,405        5,999
Banque Nationale de Paris ........ 14,742        1,213(a)
Cap Gemini S.A. .................. 21,256        3,410
Carrefour S.A. ...................  3,305        2,494
Coflexip S.A. ADR ................ 66,425        2,134
Elf Aquitaine S.A. ADR ...........  7,680          887
Lyonnaise Des Eaux S.A. ..........  6,358        1,305
Renault S.A. ..................... 28,554        1,282
Rhone-Poulenc S.A. (Class A) ..... 41,749        2,148
Schneider S.A. ................... 40,927        2,482
Societe Generale ................. 10,219        1,654
Total S.A. (Class B) ............. 28,585        2,894
                                                29,066

[ICON OF FLAG OMITTED] GERMANY-- 8.7%
Bayerische Vereinsbank AG ........ 33,146        2,595
DaimlerChrysler AG ............... 24,668        2,435(a)
Fresenius Medical Care AG ........ 33,961        2,394
Mannesmann AG .................... 50,863        5,829
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) .......    183            9(a)
Preussag AG ......................  9,787        4,422
Volkswagen AG ....................  5,488          438
                                                18,122

GREECE -- 0.3%

Alpha Credit Bank (Regd.) ........  1,176          123
National Bank Greece S.A. GDR ....  9,564          415(b)
                                                   538

HONG KONG -- 0.9%

Giordano International Ltd. ....1,502,000          281
Johnson Electric Holdings ........589,000        1,513
                                                 1,794

ISRAEL -- 2.3%

Comverse Technology Inc. ......... 27,234        1,934(a)
ECI Telecommunications Ltd. ...... 57,613        2,052
Teva Pharmaceutical Industries
   Ltd. ADR ...................... 21,624          880
                                                 4,866

ITALY -- 4.5%

Assicurazioni Generali ........... 24,234        1,011
Unicredito Italiano S.p.A. .......222,135        1,316
Montedison S.p.A. ................814,772        1,082
Saipem ...........................277,038        1,170
Telecom Italia Mobile S.p.A. .....312,651        2,307
Telecom Italia S.p.A. ............295,526        2,520
                                                 9,406
----------
See Notes to Schedules of Investments and Notes to Financial Statements.

                   ELFUN GLOBAL FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
JAPAN -- 5.1%

Canon Inc. ......................  87,000    $   1,859
Honda Motor Co. .................  22,000          722
Minebea Co. Ltd. ................  96,000        1,099
NTT Data Corp ...................     400        1,985
Shin-Etsu Chemical Co. ..........  68,000        1,636
Sony Corp. ......................  31,900        2,322
Toshiba Corp. ................... 169,000        1,006
                                                10,629

MEXICO -- 1.3%

Desc S.A. de C.V. (Series B) .... 241,860          207
Desc S.A. de C.V. ADR (Class C) .  24,651          473
Gruma S.A. de C.V. (Series B) ... 123,436          311(a)
Grupo Carso S.A. de C.V.
   (Series A) ................... 103,144          350
Grupo Carso S.A. de C.V. ADR ....  95,359          632
Grupo Financiero Banamex
   Accival S.A. de C.V. (Class B) 601,006          789(a)
                                                 2,762

NETHERLANDS -- 3.8%

ING Groep N.V. ..................  85,838        5,232
Koninklijke Ahold N.V. ..........  28,159        1,040
Philips Electronics N.V. ........  25,705        1,724
                                                 7,996

NORWAY -- 0.2%

Petroleum Geo Services ..........  25,094          320

PANAMA -- 0.3%

Panamerican Beverages Inc.
   (Class A) ....................  27,359          597

PHILIPPINES -- 0.3%

San Miguel Corp. S.A. ........... 286,900          553

POLAND -- 0.5%

Telekomunikacja Polska S.A.
   GDR .......................... 210,831        1,054(a,b)

PORTUGAL -- 2.4%

Banco Comercial Portugues
   (Regd.) ......................  42,831        1,317
Jeronimo Martins, SGPS S.A. .....  34,280        1,876
Telecel-Comunicacoes Pessoais
   S.A. .........................   8,370        1,712
                                                 4,905

SOUTH KOREA -- 0.3%

Pohang Iron & Steel Co. Ltd.
   ADR ..........................   9,880          615

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
SPAIN -- 2.0%

Argentaria S.A. ................. 106,730    $   2,760
Repsol S.A. .....................  26,005        1,385
                                                 4,145

SWEDEN -- 4.2%

Autoliv Inc. SDR ................  95,364        3,415
Ericsson LM Telephone (Series B)   62,289        1,480
NetCom Systems AB (Series B) ....  19,332          785
Pharmacia & Upjohn Inc. .........  53,314        3,019
                                                 8,699

SWITZERLAND -- 1.9%

ABB AG ..........................     533          625
Novartis AG (Regd.) .............   1,374        2,700(a)
Zurich Allied AG (Regd.) ........     797          590(a)
                                                 3,915

TAIWAN -- 1.0%

Taiwan Semiconductor
   Manufacturing Co. ............ 939,250        2,070(a)

[ICON OF FLAG OMITTED] UNITED KINGDOM -- 12.4%
Airtours PLC .................... 266,670        1,706
Bank of Scotland PLC ............  20,408          244
Cable & Wireless
   Communication PLC ............ 138,199        1,260(a)
Commercial Union PLC ............  67,776        1,069
FKI PLC ......................... 453,734        1,010
Granada Group PLC ............... 113,181        1,984
Johnson Matthey PLC ............. 249,108        1,680
LucasVarity PLC ................. 774,931        2,588
Railtrack Group PLC .............  18,849          492
Reed International PLC ..........  97,586          775
Royal & Sun Alliance Insurance
   Group PLC .................... 221,624        1,804
SEMA Group PLC .................. 192,481        1,896
Senior Engineering PLC .......... 409,591          776
Siebe PLC ......................1,257,229        4,940
Somerfield PLC .................. 114,777          766
United Assurance Group .......... 247,451        2,241
Vodafone Group PLC ..............  30,647          498
                                                25,729

[ICON OF FLAG OMITTED] UNITED STATES-- 20.6%
Airtouch Communications Inc. .... 101,352        7,310(a)
AlliedSignal Inc. ............... 108,101        4,790
Burlington Northern Santa Fe ....  46,119        1,557
Cardinal Health Inc. ............  48,795        3,702
Citigroup Inc. ..................  92,712        4,589
Ecolab Inc. .....................  44,653        1,616
EMC Corp. .......................  51,399        4,369(a)
Intel Corp. .....................  16,947        2,009

----------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
International Business
   Machines ...................... 12,639    $   2,335
MCI Worldcom Inc. ................ 38,774        2,782(a)
Morgan Stanley, Dean Witter ...... 21,260        1,509
SBC Communications Inc. .......... 45,731        2,452
Sun Microsystems Inc. ............ 13,474        1,154(a)
Xerox Corp. ...................... 10,785        1,273
Zebra Technologies Corp.
   (Class A) ..................... 47,401        1,363(a)
                                                42,810

TOTAL COMMON STOCK
   (COST $155,022) ...............             202,070

--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.3%
--------------------------------------------------------------------------------
Fresenius Medical Care AG ........ 12,309          572
Telerj Celular S.A. ..............321,552            8(a)

TOTAL PREFERRED STOCK
   (COST $1,019) .................                 580


--------------------------------------------------------------------------------
WARRANTS -- 1.1%
--------------------------------------------------------------------------------
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.), 06/03/02
   (COST $ 2,181) ................  4,659        2,256(a)

TOTAL INVESTMENTS IN SECURITIES
   (COST $158,222) ...............             204,906


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.0%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $ 2,109) ................  2,109        2,109

OTHER ASSETS AND LIABILITIES,
   NET 0.2% ......................                 451
                                              --------
NET ASSETS-- 100% ................            $207,466
                                              ========

OTHER INFORMATION
--------------------------------------------------------------------------------
The Elfun Global Fund invested in the following sectors at December 31, 1998:

SECTOR             PERCENTAGE (BASED ON TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Capital Equipment                                  26.76%
Services                                           25.05%
Finances                                           21.55%
Consumer Goods                                     13.81%
Multi Industry                                      5.24%
Energy                                              3.81%
Materials                                           2.55%
Cash & Other                                        1.23%
                                                  -------
                                                  100.00%
                                                  =======

[ICON OF FLAG OMITTED] ICONS REPRESENT THE TOP FIVE COUNTRY WEIGHTINGS IN THE ELFUN GLOBAL FUND AS OF DECEMBER 31, 1998.

------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                    ELFUN TRUSTS
--------------------------------------------------------------------------------


Q&A

DAVID CARLSON MANAGES PENSION AND MUTUAL FUND PORTFOLIOS WITH TOTAL ASSETS OF NEARLY $6 BILLION. HIS RESPONSIBILITIES INCLUDE MANAGING ELFUN TRUSTS AND THE U.S. EQUITY PORTION OF THE ELFUN DIVERSIFIED FUND. DAVE JOINED GE IN 1980 ON THE FINANCIAL MANAGEMENT PROGRAM. IN 1982, HE JOINED GE INVESTMENTS AS A SECURITY ANALYST RESPONSIBLE FOR SEVERAL CONSUMER INDUSTRIES. IN 1988, DAVE ASSUMED RESPONSIBILITY FOR MANAGING ELFUN TRUSTS. HE IS A TRUSTEE OF THE GE CANADA PENSION TRUST, A CHARTERED FINANCIAL ANALYST (CFA) AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. DAVE IS A GRADUATE OF INDIANA UNIVERSITY WITH A B.S. IN BUSINESS.

Q. HOW DID ELFUN TRUSTS PERFORM COMPARED TO ITS BENCHMARKS AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1998?

A. Elfun Trusts posted a total return of 22.94%. This compares with a 28.70% return for the S&P 500 Index. Our Lipper peer group of 979 Growth funds had an average return of 22.91% for the same period.

Q.   WHY DID THE FUND PERFORMANCE TRAIL THE S&P 500 INDEX?

A. The primary reason was industry weightings. Elfun Trusts was underweighted in technology stocks (15% average weight during the year vs. 17% for the S&P 500 Index) and overweighted in energy stocks (8% average weight during the year vs. 7% for the S&P 500 Index). While the fund has positions in technology bellwethers such as Microsoft, Intel and Cisco Systems, the weightings are smaller in the fund than they are in the S&P 500 Index. In the energy sector, our belief that oil prices would strengthen in the latter half of the year was much too optimistic and energy stocks were among the poorest performers for the year.

Q.   WHY THE CAUTIOUS ATTITUDE TOWARD TECHNOLOGY STOCKS?

A. In a word, valuation. Internet fever has affected the valuation of the whole technology sector, in our opinion. We share the enthusiasm and believe that the internet will have profound implications for businesses and consumers. However, while we continue to look for technology investments to participate in these trends, our valuation discipline keeps us from making the sector a larger portion of the fund at this time.

Q.   WHAT ARE THE SIGNIFICANT INDUSTRY WEIGHTINGS IN THE PORTFOLIO?

A. Healthcare remains the largest industry weight at over 20% of the portfolio. The fund owns many of the large pharmaceutical stocks and several healthcare service stocks. Financial and insurance stocks remain a large portion at approximately 16% of the portfolio. Consumer cyclical stocks (mostly media) and technology stocks are each about 14% of the portfolio.


Q.   PLEASE COMMENT ON THE LARGE UNREALIZED GAIN IN THE FUND?

A. One of the consequences of a roaring bull market coupled with a low turnover rate is the buildup of significant unrealized gains. We make our distribution of realized capital gains every December, and late in the year we attempt to minimize the distribution by offsetting gains with losses. Presently, about half the fund value is in unrealized gains. We're cognizant of unitholder's desire to minimize their tax bills, but virtually any turnover activity will likely result in gain recognition, even if the stock market were to decline. The one consolation we have is the lower capital gains tax rate that went into effect in 1997.

Q.   WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE FUND?

A. Readers of past annual reports will note that we have been cautious in our prior outlook comments due to the record high valuation levels for the stock market. Obviously, that caution was not rewarded last year where the high flyers and high price to earnings stocks were among the best performers. Valuation measures tell us about risk, but tell us nothing about timing. As we have demonstrated so ably in the past, we do not know when the stock market will decline. However, we do know that risks are high because, presently, current valuation measures are at levels never before seen in stock market history. We continue to focus on high quality growth companies at reasonable valuation levels. We believe this strategy will lead to favorable results when compared to the major market averages over the long term.


[PHOTO OF DAVID CARLSON OMITTED]

                                                                    ELFUN TRUSTS
--------------------------------------------------------------------------------

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                              [LINE GRAPH OMITTED]

         [PLOT POINTS]
         ELFUN TRUSTS     S&P 500
`88         $10,000      $10,000
`89          13,581       13,154
`90          13,077       12,738
`91          16,761       16,634
`92          18,316       17,920
`93          19,961       19,713
`94          20,007       19,970
`95          27,848       27,456
`96          34,406       33,801
`97          45,024       45,054
`98          55,347       57,983

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------
                  ONE      FIVE         TEN
                 YEAR      YEAR        YEAR
--------------------------------------------------------------------------------
Elfun Trusts     22.94%    22.63%     18.66%

S&P 500          28.70%    24.08%     19.21%


--------------------------------------------------------------------------------
                               INVESTMENT PROFILE

 A Fund designed for investors who seek long-term growth of capital and future income rather than current income through investment in domestic and foreign securities. The Fund invests principally in common stocks or in securities convertible into common stocks and may hold bonds, notes and other types of securities.

                         *LIPPER PERFORMANCE COMPARISON

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/98
                                GROWTH PEER GROUP

                                            ONE    FIVE     TEN
                                           YEAR    YEAR    YEAR

   Fund's rank in peer group: ...........   523      62      52

   Number of Funds in peer group: .......   979     364     172

   Peer group average total return: ..... 22.91%  18.66%  16.72%

   Lipper categories in peer group: ..... GROWTH


   * SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.

                            TOP TEN LARGEST HOLDINGS
                          AS A PERCENTAGE OF NET ASSETS
                              AT DECEMBER 31, 1998
--------------------------------------------------------------------------------
Airtouch Communications Inc.             3.78%
--------------------------------------------------------------------------------
Citigroup Inc.                           3.69%
--------------------------------------------------------------------------------
Cardinal Health Inc.                     3.32%
--------------------------------------------------------------------------------
Federal National Mortgage Assoc.         2.98%
--------------------------------------------------------------------------------
First Data Corp.                         2.81%
--------------------------------------------------------------------------------
Abbott Laboratories                      2.75%
--------------------------------------------------------------------------------
Dover Corp.                              2.63%
--------------------------------------------------------------------------------
Johnson & Johnson                        2.62%
--------------------------------------------------------------------------------
Merck & Co. Inc.                         2.62%
--------------------------------------------------------------------------------
AlliedSignal Inc.                        2.54%
--------------------------------------------------------------------------------

SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                        ELFUN TRUSTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                  ELFUN TRUSTS

                               [PIE CHART OMITTED]
                                RETAIL TRADE 1.8%
                                CASH & OTHER 2.1%
                                 UTILITIES 5.4%
                                   ENERGY 6.3%
                               CAPITAL GOODS 9.9%
                                TECHNOLOGY 14.6%
                                 FINANCIAL 16.0%
                                 CONSUMER 20.4%
                                HEALTHCARE 22.2%
                              BASIC MATERIALS 1.3%

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 97.6%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 1.3%

Air Products & Chemicals Inc. ....180,000    $   7,200
Airgas Inc. ......................550,000        4,916(a)
Great Lakes Chemical Corp. .......100,000        4,000
Morton International Inc. ........595,000       14,577
                                                30,693
[GRAPHIC OMITTED] CAPITAL GOODS-- 9.9%

Alleghany Corp. Delaware ......... 35,373        6,646(a)
AlliedSignal Inc. ..............1,360,000       60,265
Dover Corp. ....................1,700,000       62,262
Hubbell Inc. (Class A) .........   91,000        3,464
Hubbell Inc. (Class B) .........  610,000       23,180
Molex Inc. (Class A) ...........  950,000       30,281
Waste Management Inc. ..........1,040,000       48,490
                                               234,588
[GRAPHIC OMITTED] CONSUMER - CYCLICAL-- 13.5%

Carnival Corp. (Class A) .......  620,000       29,760
Catalina Marketing Corp. .......  450,000       30,769(a)
Comcast Corp. (Class A) ........  770,000       45,189
Gannett Inc. ...................  315,000       20,318
Harman International
   Industries Inc. .............  240,000        9,150
Interpublic Group Cos. Inc. ....  440,000       35,090
Metromedia International
   Group Inc. ..................  356,654        1,939(a)
NTL Inc. .......................  930,000       52,487(a)
Stanley Works ..................  220,000        6,105
Tele-Communications Inc.
   Liberty Media Group
   (Series A) ..................  575,000       26,486(a)

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
Tele-Communications TCI
   Ventures Group (Series A) ...  655,000   $   15,433(a)
Time Warner Inc. ...............  330,000       20,481
Walt Disney Co. ................  680,000       20,400
Xerox Corp. ....................   60,000        7,080
                                               320,687

CONSUMER - STABLE -- 6.9%

Anheuser Busch Cos. Inc. .......  200,000       13,125
Avon Products Inc. .............  580,000       25,665
Coca-Cola Co. ..................   55,000        3,678
Colgate-Palmolive Co. ..........  120,000       11,145
Gillette Co. ...................  200,000        9,663
Kimberly Clark Corp. ...........  540,000       29,430
Pepsico Inc. ...................  790,000       32,341
Philip Morris Cos. Inc. ........  725,000       38,787(i)
                                               163,834

ENERGY -- 6.3%

Anadarko Petroleum Co. .........  440,000       13,585
Baker Hughes Inc. ..............  695,000       12,293
Burlington Resources Inc. ......  260,000        9,311
Exxon Corp. ....................  300,000       21,937
Nabors Industries Inc. .........  410,000        5,561(a)
Newpark Resources Inc. .........  648,949        4,421(a)
Royal Dutch Petroleum Co. ADR ..  710,000       33,991
Schlumberger Ltd. ..............  830,000       38,284
Unocal Corp. ...................  330,000        9,632
                                               149,015
[GRAPHIC OMITTED] FINANCIAL -- 10.3%

American Express Co. ...........  230,000       23,518
Citigroup Inc. .................1,765,000       87,368
Countrywide Credit Industries ..  160,000        8,030
Federal National Mortgage Assoc.  955,000       70,670
State Street Corp. .............  415,000       28,868(e)
Wells Fargo & Co. ..............  650,000       25,959
                                               244,413
[GRAPHIC OMITTED] HEALTHCARE-- 22.2%

Abbott Laboratories ............1,330,000       65,170
American Home Products Corp. ...  580,000       32,661
Bristol-Myers Squibb Co. .......  400,000       53,525
Cardinal Health Inc. ...........1,035,000       78,531
Dentsply International Inc. ....  410,000       10,557
Eli Lilly & Co. ................  100,000        8,887
Henry Schein Inc. ..............  210,000        9,397(a)
Johnson & Johnson ..............  740,000       62,067
Lincare Holdings Inc. ..........  480,000       19,470(a)
Merck & Co. Inc. ...............  420,000       62,029
Omnicare Inc. ..................  220,000        7,645
Pfizer Inc. ....................  345,000       43,276
Pharmerica Inc. ................  544,590        3,268(a)

----------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
Shire Pharmaceuticals Group
   PLC ADR ...................... 165,000    $   3,341(a)
Sun Healthcare Group Inc. ....... 432,235        2,837(a)
Sybron International Corp. ...... 850,000       23,109(a)
Tenet Healthcare Corp. .......... 310,000        8,138(a)
Watson Pharmaceuticals Inc. ..... 515,000       32,381(a)
                                               526,289

INSURANCE -- 5.7%

American International
   Group Inc. ................... 348,750       33,698
Berkshire Hathaway Inc.
   (Class B) ....................  13,650       32,078(a)
Chicago Title Corp. ............. 106,119        4,981
Loews Corp. ..................... 285,000       28,001
Marsh & McLennan Cos. Inc. ...... 480,000       28,050
UNUM Corp. ...................... 120,000        7,005
                                               133,813

RETAIL TRADE -- 1.8%

CVS Corp. ....................... 220,000       12,100
Home Depot Inc. ................. 510,000       31,206
                                                43,306

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 3.8%

Applied Materials Inc. .......... 130,000        5,549(a)
Cisco Systems Inc. .............. 295,000       27,380(a)
Hewlett Packard Co. ............. 110,000        7,514
Intel Corp. ..................... 360,000       42,683
Pitney Bowes Inc. ...............  95,000        6,276
                                                89,402


[GRAPHIC OMITTED] TECHNOLOGY - SOFTWARE & SERVICES -- 10.3%

Automatic Data Processing Inc. .. 620,000       49,716
EMC Corp. ....................... 185,000       15,725(a)
Equifax Inc. ...................1,520,000       51,965
First Data Corp. ...............2,100,000       66,544(i)
Microsoft Corp. ................  220,000       30,511(a)
Reuters Holdings PLC ADR .......  480,000       30,420
                                               244,881

TRANSPORTATION -- 0.2%

Pittston Brinks Group ..........  150,000        4,781

UTILITIES -- 5.4%

Airtouch Communications Inc. ...1,240,000       89,435(a,i)
MCI WorldCom Inc. ..............  240,000       17,220(a)
SBC Communications Inc. ........  380,000       20,377
                                               127,032

TOTAL COMMON STOCK
   (COST $1,012,708) ...........             2,312,734


                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.5%
--------------------------------------------------------------------------------
Microsoft Corp. (Series A)
   (COST $ 9,503) ..............  110,000   $   10,753

TOTAL INVESTMENTS IN SECURITIES
   (COST $1,022,211) ...........             2,323,487


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.8%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $ 42,219) .............   42,219       42,219

OTHER ASSETS AND LIABILITIES,
   NET 0.1% ....................                 3,172
                                           -----------

NET ASSETS-- 100% ..............            $2,368,878
                                            ==========


--------------------------------------------------------------------------------
OTHER INFORMATION (IN THOUSANDS)
--------------------------------------------------------------------------------
Elfun Trusts had the following short futures contract open at December 31, 1998:

                          NUMBER
             EXPIRATION     OF       UNDERLYING     UNREALIZED
DESCRIPTION     DATE     CONTRACTS   FACE VALUE        LOSS
--------------------------------------------------------------------------------
S&P 500      March 1999     100        $31,138      $(1,669)


[GRAPHIC OMITTED] ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN ELFUN TRUSTS AS OF DECEMBER 31, 1998.

----------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                          ELFUN DIVERSIFIED FUND
--------------------------------------------------------------------------------


Q&A

THE ELFUN DIVERSIFIED FUND IS MANAGED JOINTLY BY DAVID CARLSON, RALPH LAYMAN AND ROBERT MACDOUGALL. THE FUND FOLLOWS AN ASSET ALLOCATION STRATEGY AND EACH PORTFOLIO MANAGER IS RESPONSIBLE FOR INVESTMENTS WITHIN HIS AREA OF EXPERTISE:
DAVE CARLSON MANAGES THE DOMESTIC EQUITY INVESTMENTS IN THE PORTFOLIO (PLEASE REFER TO PAGE 8 FOR DAVE'S BIOGRAPHICAL DETAILS), RALPH LAYMAN MANAGES THE INTERNATIONAL EQUITY HOLDINGS WITHIN THE PORTFOLIO (PLEASE REFER TO PAGE 3 FOR RALPH'S BIOGRAPHICAL DETAILS) AND BOB MACDOUGALL MANAGES THE FIXED INCOME RELATED INVESTMENTS IN THE PORTFOLIO (PLEASE REFER TO PAGE 30 FOR BOB'S BIOGRAPHICAL DETAILS).

Q. HOW DID THE ELFUN DIVERSIFIED FUND PERFORM COMPARED TO ITS BENCHMARKS AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1998?

A. The Elfun Diversified Fund posted a total return of 17.14%. The fund allocates its investments among several asset classes and must be compared with several benchmarks. U.S. stocks as measured by the S&P 500 Index returned 28.70%, international stocks, as measured by the MSCI EAFE Index, returned 20.00%, and fixed income investments, as measured by the Lehman Brothers Aggregate Bond Index returned 8.67%. Our Lipper peer group of 409 Balanced funds returned 13.50% for the same period.

Q.   WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. Once again, the U.S. stock market beat the other asset classes by a substantial margin. The outperformance of the fund versus its peers was notable since the fund only has a 46% weighting in U.S. equities, a lower weighting than most funds in its Lipper peer group which generally hold a higher weighting of U.S. stocks. The fund's concentration in large capitalization stocks helped as they did better than small and mid-cap issues.

     In international stocks, holdings in Europe were strong performers as the markets in Continental Europe collectively returned more than 30%. However, the turmoil in Asia and Latin America resulted in declines in the emerging market holdings.

     While the bond market had a solid return of nearly 9%, volatility was significant throughout the year. The collapse of the Russia currency, blow-ups at large hedge funds, and other macro events caused a significant widening of yield spreads in corporate and mortgage bonds versus Treasury Bonds.


Q.   WHAT IS THE ASSET ALLOCATION OF THE FUND AND DO YOU ANTICIPATE ANY CHANGES?

A. Stocks represent approximately 61%, bonds approximately 36% with the remaining 3% of the portfolio in cash or cash equivalence. These weightings remained fairly constant all year. Our valuation models indicate that stocks (and other equivalence) are somewhat overvalued relative to bonds (and other fixed income securities). As a result, stocks remain at the low end of our target weighting range. Our approach to asset allocation is based on the relative attractiveness of each asset class, and changes are hard to forecast. If stocks were to decline, and look more attractive relative to bonds, we would boost the equity weighting.

Q.   WHAT IS YOUR OUTLOOK FOR THE MARKETS AND THE FUND?

A. We would characterize the fund as somewhat defensive, meaning that the relatively low weight in U.S. stocks leaves us more conservatively positioned than most of our peer balanced funds. The U.S. market is presently selling at the highest valuation levels seen in history. While valuation is helpful in assessing risk, it does not tell us anything about timing. Our U.S. equity weighting will remain at the low end of a range until the relative valuation improves. The international markets seem to offer more valuation underpinning, when compared to the U.S. The emerging markets have been beaten down to levels where attractive investment opportunities are beginning to appear. Security selection within asset class has been the driving factor in our outperformance versus peers, and this will continue to be our primary focus.

                                                          ELFUN DIVERSIFIED FUND
--------------------------------------------------------------------------------

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                              [LINE GRAPH OMITTED]
[PLOT POINTS]
         ELFUN DIVERSIFIED  S&P 500    LB AGGREGATE
`88          $10,000       $10,000       $10,000
`89           12,150        13,154        11,450
`90           12,733        12,738        12,481
`91           14,987        16,634        14,477
`92           16,388        17,920        15,549
`93           17,847        19,713        17,057
`94           17,800        19,970        16,562
`95           22,626        27,456        19,626
`96           25,884        33,801        20,339
`97           30,694        45,054        22,301
`98           35,937        57,983        24,236

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1998

                    ONE      FIVE         TEN
                   YEAR      YEAR        YEAR
--------------------------------------------------------------------------------
Elfun Diversified  17.14%    15.03%     13.65%
--------------------------------------------------------------------------------
S&P 500            28.70%    24.08%     19.21%
--------------------------------------------------------------------------------
LB Aggregate        8.67%     7.27%      9.26%

                               INVESTMENT PROFILE

A Fund designed for investors who seek to maximize total return consistent with prudent management and preservation of capital by following an asset allocation strategy contemplating shifts among a range of investments including U.S. and foreign common stocks, bonds and other debt instruments.

                         *LIPPER PERFORMANCE COMPARISON

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/98
                               BALANCED PEER GROUP

                                            ONE    FIVE     TEN
                                           YEAR    YEAR    YEAR

   Fund's rank in peer group: ...........   106      49      19

   Number of Funds in peer group: .......   409     162      56

   Peer group average total return: ..... 13.50%  13.84%  12.97%

   Lipper categories in peer group: .....         BALANCED

   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.

                            TOP TEN LARGEST HOLDINGS
                          AS A PERCENTAGE OF NET ASSETS
                              AT DECEMBER 31, 1998
--------------------------------------------------------------------------------
Citigroup Inc.                               1.90%
--------------------------------------------------------------------------------
Airtouch Communications Inc.                 1.72%
--------------------------------------------------------------------------------
Federal National Mortgage Assoc. 6.00%, TBA  1.51%
--------------------------------------------------------------------------------
Federal National Mortgage Assoc.             1.50%
--------------------------------------------------------------------------------
Cardinal Health Inc.                         1.50%
--------------------------------------------------------------------------------
U.S. Treasury Note 5.375%, 06/30/00          1.39%
--------------------------------------------------------------------------------
AlliedSignal Inc.                            1.36%
--------------------------------------------------------------------------------
Dover Corp.                                  1.36%
--------------------------------------------------------------------------------
First Data Corp.                             1.28%
--------------------------------------------------------------------------------
NTL Inc.                                     1.27%
--------------------------------------------------------------------------------

SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

              ELFUN DIVERSIFIED FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                             ELFUN DIVERSIFIED FUND

                               [PIE CHART OMITTED]
                                CASH & OTHER 2.7%
                              DOMESTIC EQUITY 46.3%+
                               BONDS & NOTES 36.3%
                              FOREIGN EQUITY  14.7%+

+INCLUDES PREFERRED STOCK

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
DOMESTIC EQUITY -- 45.8%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 0.6%

Air Products & Chemicals Inc. ....  6,075      $   243
Airgas Inc. ...................... 18,344          164(a)
Great Lakes Chemical Corp. .......  3,395          136
Morton International Inc. ........ 19,833          486
                                                 1,029

[GRAPHIC OMITTED] CAPITAL GOODS-- 5.3%

Alleghany Corp. Delaware .........  1,456          273(a)
AlliedSignal Inc. ................ 54,682        2,423
Dover Corp. ...................... 66,134        2,422
Emerson Electric Co. .............  4,404          266
Hubbell Inc. (Class B) ........... 22,633          860
Molex Inc. (Class A) ............. 33,816        1,078
Textron Inc. .....................  3,683          280
United Technologies Corp. ........  2,240          244
Waste Management Inc. ............ 35,661        1,663
                                                 9,509

[GRAPHIC OMITTED] CONSUMER - CYCLICAL-- 6.5%

Carnival Corp. (Class A) ......... 20,906        1,004
Catalina Marketing Corp. ......... 16,740        1,145(a)
Comcast Corp. (Class A) .......... 26,266        1,541
Gannett Inc. ..................... 10,661          688
Harman International
   Industries Inc. ...............  8,954          341
Interpublic Group Cos. Inc. ...... 14,830        1,183
NTL Inc. ......................... 39,917        2,253(a)
Stanley Works ....................  7,564          210
Tele-Communications Inc.
   Liberty Media Group
   (Series A) .................... 22,248        1,025(a)



                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
Tele-Communications TCI
   Ventures Group (Series A) ..... 25,016      $   589(a)
Time Warner Inc. ................. 11,197          695
Walt Disney Co. .................. 29,445          883
                                                11,557

CONSUMER - STABLE -- 3.1%

Anheuser Busch Cos. Inc. .........  6,790          446
Avon Products Inc. ............... 19,476          862
Coca-Cola Co. ....................  1,787          119
Colgate-Palmolive Co. ............  3,812          354
Gillette Co. .....................  6,730          325
Kimberly Clark Corp. ............. 18,344        1,000
Pepsico Inc. ..................... 26,266        1,075
Philip Morris Cos. Inc. .......... 23,943        1,281
                                                 5,462

ENERGY -- 2.8%

Anadarko Petroleum Co. ........... 15,069          465
Baker Hughes Inc. ................ 23,586          417(i)
Burlington Resources Inc. ........  8,874          318
Exxon Corp. ......................  9,947          728
Nabors Industries Inc. ........... 13,877          188(a)
Royal Dutch Petroleum Co. ADR .... 24,300        1,163
Schlumberger Ltd. ................ 28,231        1,302
Unocal Corp. ..................... 11,197          327
                                                 4,908

[GRAPHIC OMITTED] FINANCIAL -- 5.1%

American Express Co. .............  7,743          792(i)
Citigroup Inc. ................... 68,213        3,377
Countrywide Credit Industries ....  5,420          272
Federal National Mortgage
   Assoc. ........................ 35,977        2,662
State Street Corp. ............... 16,194        1,126(e)
Wells Fargo & Co. ................ 22,156          885
                                                 9,114

[GRAPHIC OMITTED] HEALTHCARE-- 10.1%

Abbott Laboratories .............. 44,015        2,157
American Home Products Corp. ..... 19,714        1,110
Bristol-Myers Squibb Co. ......... 13,401        1,793
Cardinal Health Inc. ............. 35,022        2,657
Dentsply International Inc. ...... 15,784          406
Eli Lilly & Co. ..................  3,574          318
Henry Schein Inc. ................  7,945          356(a)
Johnson & Johnson ................ 24,479        2,053
Lincare Holdings Inc. ............ 18,110          735(a)
Merck & Co. Inc. ................. 14,175        2,094
Omnicare Inc. ....................  7,026          244
Pfizer Inc. ...................... 11,674        1,464
Pharmacia & Upjohn Inc. ..........  6,457          366
Sybron International Corp. ....... 29,578          804(a)
Tenet Healthcare Corp. ........... 10,721          281(a)
Watson Pharmaceuticals Inc. ...... 17,511        1,101(a)
                                                17,939

------------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
INSURANCE -- 2.6%

American International
   Group Inc. .................... 13,030     $  1,259
Berkshire Hathaway Inc. (Class B)     464        1,090(a)
Chicago Title Corp. ..............  4,368          205
Loews Corp. ......................  9,232          907
Marsh & McLennan Cos. Inc. ....... 15,962          933
UNUM Corp. .......................  3,871          226
                                                 4,620

RETAIL TRADE -- 0.8%

CVS Corp. ........................  7,147          393
Home Depot Inc. .................. 16,617        1,017
                                                 1,410

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 1.7%

Applied Materials Inc. ...........  4,348          186(a)
Cisco Systems Inc. ...............  9,947          923(a)
Hewlett Packard Co. ..............  3,633          248
Intel Corp. ...................... 12,150        1,440
Pitney Bowes Inc. ................  3,157          209
                                                 3,006

[GRAPHIC OMITTED] TECHNOLOGY - SOFTWARE & SERVICES -- 4.7%

Automatic Data Processing Inc. ... 20,608        1,652
EMC Corp. ........................  6,254          532(a)
Equifax Inc. ..................... 51,579        1,763
First Data Corp. ................. 71,770        2,274
Microsoft Corp. ..................  7,445        1,033(a)
Reuters Holdings PLC ADR ......... 16,498        1,046
                                                 8,300

TRANSPORTATION -- 0.1%

Pittston Brinks Group ............  5,837          186

UTILITIES -- 2.4%

Airtouch Communications Inc. ..... 42,288        3,050(a,i)
MCI WorldCom Inc. ................  8,160          585(a)
SBC Communications Inc. .......... 12,865          690
                                                 4,325

TOTAL DOMESTIC EQUITY
   (COST $45,824) ................              81,365


--------------------------------------------------------------------------------
FOREIGN EQUITY -- 14.6%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 0.4%

Iscor Ltd. ....................... 48,554            9
Ispat International N.V. (Regd.) .  4,193           33
Johnson Matthey PLC ..............  7,990           54
Montedison S.p.A. ................234,863          312

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
Pohang Iron & Steel Co. Ltd.
   ADR ...........................    713    $      44
Shin-Etsu Chemical Co. ...........  7,000          168
                                                   620

[GRAPHIC OMITTED] CAPITAL GOODS-- 2.1%

ABB AG ...........................    155          182
Alstom ........................... 12,211          286(a)
Barlow Ltd. ...................... 10,393           40
Desc S.A. de C.V. (Series B) ..... 32,672           28
FKI PLC .......................... 83,007          185
Grupo Carso S.A. de C.V. ADR ..... 19,904          132
Lyonnaise Des Eaux S.A. ..........  2,261          464
Mannesmann AG ....................  7,286          835
Minebea Co. Ltd. ................. 13,000          149
Preussag AG ......................  1,572          710
Siebe PLC ........................176,448          693
VA Technologie AG ................  1,069           92
                                                 3,796

[GRAPHIC OMITTED] CONSUMER - CYCLICAL-- 2.6%

Airtours PLC ..................... 76,240          488
Autoliv Inc. SDR ................. 13,517          484
Canon Inc. ....................... 17,000          363
DaimlerChrysler AG ...............  4,705          464(a)
Granada Group PLC ................ 26,618          466
Honda Motor Co. ..................  2,000           66
Industrie Natuzzi S.p.A. ADR .....    365            9
Johnson Electric Holdings Ltd. ... 59,400          152
Kinnevik AB (Series B) ...........  1,504           35
LucasVarity PLC ..................102,336          342
Michelin CGDE (Regd.) (Class B) ..  1,451           58
Philips Electronics N.V. .........  5,081          341
Reed International PLC ........... 14,191          113
Renault S.A. .....................  5,682          255
Saatchi & Saatchi PLC ............ 21,316           48
SEMA Group PLC ................... 34,493          340
Societe Europeene de
   Communication S.A. ADR
   (Class A) .....................     27            1(a)
Societe Europeene de
   Communication S.A. ADR
   (Class B) .....................    251            4(a)
Sony Corp. .......................  4,600          335
Volkswagen AG ....................  2,640          211
                                                 4,575

CONSUMER - STABLE -- 0.1%

Coca Cola Amatil Ltd. ............  9,336           35
Gruma S.A. de C.V. (Series B) .... 14,065           35(a)
Panamerican Beverages Inc.
   (Class A) .....................  5,505          120
San Miguel Corp. S.A. ............ 34,120           66
                                                   256

-----------
See Notes to Schedules of Investments and Notes to Financial Statements.

              ELFUN DIVERSIFIED FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------

ENERGY -- 0.7%

Coflexip S.A. ADR ................  7,360      $   236
Elf Aquitaine S.A. ADR ...........  1,701          196
Repsol S.A. ......................  1,802           96
Saipem ........................... 56,277          238
Total S.A. (Class B) .............  5,440          551
                                                 1,317

[GRAPHIC OMITTED] FINANCIAL-- 2.3%

Alpha Credit Bank (Regd.) ........  1,445          151
Argentaria S.A. .................. 19,341          500
Banca Intesa S.p.A. .............. 49,206          295
Banco Comercial Portugues
   (Regd.) .......................  9,095          280
Bank of Scotland PLC .............  9,691          116
Bayerische Vereinsbank AG ........  5,465          428
Unicredito Italiano S.p.A. ....... 43,516          258
Grupo Financiero Banamex
   Accival S.A. de C.V. (Class B)  74,828           98(a)
ING Groep N.V. ................... 11,757          717
Investor AB (Series B) ...........    898           40
Invik & Co. AB ...................    751           61
Merita Ltd. (Series A) ........... 41,330          261
National Bank Greece S.A. GDR ....  1,144           50(b)
Newcourt Credit Group Inc. .......  4,094          143
Societe Generale .................  2,156          349
Uniao de Banco Brasiliero S.A.
   GDR ...........................  5,260           76
Zurich Allied AG (Regd.) .........    442          327(a)
                                                 4,150

[GRAPHIC OMITTED] HEALTHCARE-- 0.8%

Fresenius Medical Care AG ........  4,485          316
Novartis AG (Regd.) ..............    189          372
Rhone-Poulenc S.A. (Class A) .....  8,201          422
Shire Pharmaceuticals Group
   PLC ADR .......................  6,304          128(a)
Teva Pharmaceutical Industries
   Ltd. ADR ......................  5,514          224
                                                 1,462

INSURANCE -- 1.4%

Assicurazioni Generali ...........  8,016          334
AXA-UAP ..........................  6,342          919
Commercial Union PLC .............  8,152          128
Muenchener Rueckverischerungs-
   Gesellschaft AG (Regd.) .......    791          383(a)
Pohjola Group Insurance Ltd.
   Co. (Series B) ................  1,369           75
Royal & Sun Alliance Insurance
   Group PLC ..................... 43,259          352
Sampo Insurance Co. Ltd.
   (Series A) ....................  9,028          343
                                                 2,534

                                   NUMBER
                                OF SHARES        VALUE
-------------------------------------------------------------------------------
RETAIL TRADE -- 0.7%

Carrefour S.A. ...................    557      $   420
Giordano International Ltd. ......138,000           26
Jeronimo Martins, SGPS S.A. ......  3,397          186
Koninklijke Ahold N.V. ...........  8,870          328
Somerfield PLC ................... 28,768          192
                                                 1,152

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 2.1%

Brambles Industries Ltd. ......... 17,988          438
Cable & Wireless Communications
   PLC ........................... 32,454          296(a)
Comverse Technology Inc. .........  3,158          224(a)
ECI Telecommunications Ltd. ...... 12,886          459
Ericsson LM Telephone (Series B) . 12,259          291
NetCom Systems AB (Series B) .....  3,255          132
Nokia Oyj (Series A) .............  6,793          826
Northern Telecom Ltd. ............  5,107          256
Schneider S.A. ...................  6,687          406
Taiwan Semiconductor
   Manufacturing Co. .............113,050          249(a)
Toshiba Corp. .................... 29,000          173
                                                 3,750

[GRAPHIC OMITTED] TECHNOLOGY - SOFTWARE & SERVICES -- 0.5%

Cap Gemini S.A. ..................  3,850          618
NTT Data Corp. ...................     51          253
                                                   871

TRANSPORTATION -- 0.2%

IHC Caland N.V. ..................  6,619          275
Railtrack Group PLC ..............  3,275           85
                                                   360

UTILITIES -- 0.7%

Telecom Italia Mobile S.p.A. ..... 54,496          402
Telecom Italia S.p.A. ............ 39,246          335
Telecomunicacoes Brasileiras S.A.
   ADR ...........................  1,950          142
Telekomunikacja Polska S.A.
   GDR ........................... 27,904          139(a,b)
Vodafone Group PLC ...............  9,909          161
                                                 1,179

TOTAL FOREIGN EQUITY
   (COST $21,825) ................              26,022

------------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 36.3%

U.S. TREASURIES -- 7.7%

U.S. Treasury Bonds
10.625%    08/15/15 .............. $  384      $   610 (i)
8.125%     08/15/19 ..............  1,614        2,155 (i)
8.125%     05/15/21 ..............    976        1,317 (i)
5.50%      08/15/28 ..............     25           26 (i)
5.25%      11/15/28 ..............  1,505        1,541 (i)
                                                 5,649
U.S. Treasury Notes
5.375%     06/30/00 ..............  2,445        2,470 (i)
5.125%     08/31/00 ..............  1,348        1,358 (i)
4.50%      09/30/00 ..............    131          131 (i)
6.50%      08/31/01 ..............    165          173 (i)
5.375%     06/30/03 ..............    310          319 (i)
5.25%      08/15/03 ..............    960          984 (i)
4.75%      11/15/08 ..............  1,760        1,774 (i)
                                                 7,209
U.S. Treasury STRIPS
5.31%      08/15/11 ..............    490          253 (d,i)
5.35%      02/15/12 ..............    995          498 (d,i)
                                                   751

TOTAL U.S. TREASURIES
   (COST $13,396) ................              13,609


FEDERAL AGENCIES -- 4.5%

Federal Home Loan Bank
5.62%      08/10/00 ..............    400          404

Federal Home Loan Mortgage Corp.
6.22%      03/18/08 ..............    240          245
5.75%      04/15/08 ..............    695          719
5.125%     10/15/08 ..............    215          213
7.50%      04/01/28 ..............  1,126        1,156
                                                 2,333
Federal National Mortgage Assoc.
5.60%      03/27/00 ..............    450          453
5.67%      05/26/00 ..............    920          929
5.10%      09/25/00 ..............    248          248
5.38%      01/16/01 ..............    630          635
6.41%      07/08/02 ..............    200          208
5.75%      04/15/03 ..............    325          334
6.99%      07/09/07 ..............    785          824
6.00%      05/15/08 ..............    880          929
6.16%      08/07/28 ..............    485          507
                                                 5,067
Small Business Administration
6.55%      10/01/17 - 12/01/17 ...    142          146

TOTAL FEDERAL AGENCIES
   (COST $7,823) .................               7,950


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
AGENCY MORTGAGE BACKED -- 11.5%

Federal Home Loan Mortgage Corp.
7.50%      06/01/10 ..............$   334     $    344
7.50%      09/01/12 ..............     75           78
7.50%      04/01/28 ..............  1,138        1,169
6.50%      05/01/28 - 12/01/28 ...  3,084        3,106 (c)
                                                 4,697
Federal National Mortgage Assoc.
6.50%      01/01/04 ..............     10           11
6.50%      04/01/13 ..............    798          809
8.50%      04/01/17 ..............     28           29 (i)
7.00%      06/18/20 ..............    106          106 (b)
6.247%     03/17/21 ..............     86           87
6.424%     12/25/23 ..............    120          122
9.00%      11/01/25 ..............    563          596
8.50%      12/01/25 ..............    703          737
8.50%      12/01/26 ..............    247          259
7.00%      08/01/27 - 11/01/27 ...    934          954
8.50%      02/01/28 ..............    564          590
6.50%      07/01/28 ..............     55           55
7.00%      07/01/28 ..............    983        1,003
6.00%      TBA ...................  4,890        4,892 (c)
7.50%      TBA ...................    775          796 (c)
                                                11,046
Federal National Mortgage Assoc. REMIC
7.623%     12/17/04 ..............     97          102
6.221%     05/25/14 ..............     42           43
8.50%      03/01/17 ..............     16            3
6.42%      05/25/18 ..............     64           65
10.84%     07/25/20 ..............     32           31
                                                   244
Government National Mortgage Assoc.
7.00%      03/15/12 ..............    579          594
8.50%      10/15/17 ..............    716          766
7.50%      06/15/23 - 08/15/23 ...    638          657
6.50%      03/15/24 ..............    322          325
7.50%      01/15/28 - 04/15/28 ...    560          579
6.50%      04/15/28 ..............    970          979
7.00%      04/15/28 ..............    578          592
                                                 4,492

TOTAL AGENCY MORTGAGE BACKED
   (COST $20,364) ................              20,479


AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.6%

Collateralized Mortgage
   Obligation Trust
5.12%      09/01/15 ..............     17           16 (d,f)
4.88%      11/01/18 ..............     37           31 (d,f)
                                                    47
Federal Home Loan Mortgage Corp.
8.00%      04/15/20 ..............     34           35

------------
See Notes to Schedules of Investments and Notes to Financial Statements.

              ELFUN DIVERSIFIED FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Federal National Mortgage Assoc.
5.56%      07/24/00 ............  $   770      $   777
8.50%      04/01/17 ............       32            6 (g)
8.50%      01/01/18 ............        6            1 (g)
9.00%      02/25/22 ............       59           11 (g)
8.50%      07/25/22 ............       79           14 (g)
8.50%      09/01/23 ............      654          125 (g)
                                                   934
Federal National Mortgage Assoc.
   REMIC
8.00%      10/25/20 ............       62           64
4.58%      12/25/22 ............       58           49 (d,f)
                                                   113

TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $1,122) ...............                 1,129


ASSET BACKED -- 0.6%

Advanta Mortgage Loan Trust Corp.
6.30%      07/25/25 ............       22           22
Capital One Master Trust
5.43%      01/15/07 ............      271          271
Chase Credit Card Master Trust
6.00%      08/15/05 ............      117          119
Discover Card Master Trust I
5.60%      05/15/06 ............      271          273
Fleetwood Credit Grantor Trust
6.40%      05/15/13 ............       57           57
Ford Credit Auto Loan Master Trust
5.50%      02/15/03 ............       66           66
Ford Credit Auto Owner Trust
5.90%      06/15/02 ............      113          115
MBNA Master Credit Card Trust I
6.05%      11/15/02 ............      142          143

TOTAL ASSET BACKED
   (COST $1,066) ...............                 1,066


CORPORATE NOTES -- 7.3%

Abbey National PLC
6.70%      06/29/49 ............       55           54
7.35%      10/29/49 ............       88           89
Arizona Public Service Co.
6.25%      01/15/05 ............       75           77
Associates Corporation of
   North America
6.375%     10/15/02 ............      200          206
5.75%      11/01/03 ............      105          106
Atlantic City Electric Co.
6.19%      01/17/06 ............      185          190
Bank Austria AG
7.25%      02/15/17 ............      250          260
Bank of Scotland
7.00%      11/29/49 ............       85           84 (b)
Beckman Instruments Inc.
7.10%      03/04/03 ............       95           95

                                PRINCIPAL
                                   AMOUNT        VALUE
-------------------------------------------------------------------------------
Bell Telephone Co. - Pennsylvania
8.375%     12/15/30 ............    $  75       $   98
Bellsouth Telecomm Inc.
6.3%       06/01/28 ............       65           68
Black & Decker Holdings Inc.
7.05%      07/01/28 ............       80           80 (b)
Boston University
7.625%     07/15/2097 ..........      230          266
Brascan Ltd.
7.375%     10/01/02 ............       70           73
Carnival Corp.
5.65%      10/15/00 ............      200          200
Cleveland Electric Co.
7.19%      07/01/00 ............       35           35
Coca Cola Enterprises Inc.
7.00%      10/01/26 ............       80           87
Columbia University Trustees
   New York
6.83%      12/15/20 ............       70           77
Conseco Inc.
6.40%      06/15/01 ............      145          140
6.80%      06/15/05 ............       50           47
8.70%      11/15/26 ............      100           91
Continental Cablevision Inc.
8.50%      09/15/01 ............       70           74
Corporacion Andina De Fomento
6.75%      03/15/05 ............      130          125
Dayton Hudson Corp.
5.895%     06/15/37 ............       95           99
Dow Chemical Co.
8.55%      10/15/09 ............       75           90
Empresa Nacional De Electricidad
8.125%     02/01/2097 ..........       70           53
Fairfax Financial Holdings Ltd.
7.375%     04/15/18 ............      105          102
Federal Express Corp.
7.52%      01/15/18 ............       96          102
Federated Department Stores Inc.
6.125%     09/1/01 .............       85           86
Felcor Suites Ltd.
7.375%     10/1/04 .............       90           84
Ford Motor Credit Corp.
7.32%      05/23/02 ............      205          206
Fujian International Trust &
   Investment Corp.
7.375%     08/25/07 ............       65           28 (b)
General Motors Acceptance Corp.
5.75%      11/10/03 ............       55           55
Goldman Sachs Group L.P.
6.20%      12/15/00 ............      115          117 (b)
Guangdong International Trust &
   Investment Corp.
8.75%      10/24/16 ............       75           42 (b,m)
Heritage Media Corp.
8.75%      02/15/06 ............      150          161
Household Finance Corp.
6.125%     07/15/02 ............       40           40

-----------------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Hydro-Quebec
8.05%      07/07/24 ............. $   115      $   138
8.25%      04/15/26 .............     175          216
International Lease Finance Corp.
5.62%      02/01/00 .............     300          301
Israel Electric Corp. Ltd.
7.125%     07/15/05 .............      50           51 (b)
8.10%      12/16/26 .............      25           24 (b)
J.C. Penney Co. Inc.
7.40%      04/01/37 .............      70           76
Korea Development Bank
7.125%     09/17/01 .............      45           43
6.625%     11/21/03 .............      80           71
Landeskreditbank Baden
7.875%     04/15/04 .............      65           72
Lasmo USA Inc.
6.75%      12/15/07 .............     105          106
LCI International Inc.
7.25%      06/15/07 .............      53           54
Lehman Brothers Holdings Inc.
6.90%      03/30/01 .............      30           31
8.05%      01/15/19 .............      70           71
7.50%      08/01/26 .............     130          135
LG&E Capital Corp.
5.75%      11/01/01 .............     100           99 (b)
Liberty Property Ltd. Partnership
7.50%      01/15/18 .............      80           74
Loewen Group International Inc. -
   Pass-Through Asset Trust
6.70%      10/01/99 .............     175          168 (b)
7.50%      04/15/01 .............      30           26
MBNA Corp.
6.306%     04/22/03 .............     150          148
MCI Communications Corp.
6.125%     04/15/02 .............     200          203
Meditrust
7.114%     08/15/04 .............     100           90
MIC Financing Trust
8.375%     2/1/27 ...............     150          156 (b)
Monsanto Co.
5.75%      12/01/05 .............      70           70 (b)
6.60%      12/01/28 .............      70           70
Morgan Stanley Finance PLC
6.54%      05/15/08 .............      45           48
National Rural Utilities
   Cooperative
6.046%     04/15/03 .............     100          102
National Westminster Bank PLC
7.75%      04/29/49 .............      85           90
New Jersey Economic
   Development Authority
7.425%     02/15/29 .............      70           80
News America Holdings Inc.
8.15%      10/17/36 .............     220          247
Niagara Mohawk Power Corp.
9.50%      06/01/00 .............      85           89
Norfolk Southern Corp.
7.05%      05/01/37 .............      35           38
7.90%      05/15/2097 ...........     158          185


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Noram Energy Corp.
6.375%     11/1/03 ..............  $   70      $    71
North Atlantic Energy Corp.
9.05%      06/01/02 .............      87           90
Northrop Grumman Corp.
8.625%     10/15/04 .............      90          101
NRG Energy Inc.
7.50%      06/15/07 .............     160          169
Occidental Petroleum Corp.
7.375%     11/15/08 .............      30           31
Paramount Communications Inc.
5.875%     07/15/00 .............     200          200
Philip Morris Cos. Inc.
7.25%      09/15/01 .............      70           73
7.20%      02/01/07 .............      40           43
Republic of Columbia
7.25%      02/15/03 .............      35           31
Republic of Panama
7.875%     02/13/02 .............      50           48 (b)
Riggs Capital Trust
8.625%     12/31/26 .............      40           41 (b)
RJR Nabisco Inc.
8.00%      07/15/01 .............     200          201
7.625%     09/15/03 .............      60           58
6.125%     02/01/33 .............      85           83
Safeway Inc.
5.75%      11/15/00 .............      65           65
Sprint Capital Corp.
5.70%      11/15/03 .............      60           60
6.125%     11/15/08 .............      60           61
6.88%      11/15/28 .............      85           89
St. George Funding Co.
8.485%     12/31/49 .............     230          205 (b)
Stop & Shop Cos. Inc.
9.75%      02/01/02 .............      50           55
Sun Life Canada Capital Trust
8.525%     05/29/49 .............     105          114 (b)
Sunamerica Inc.
5.60%      07/31/2097 ...........     160          136
Suntrust Banks Inc.
6.00%      01/15/28 .............      70           72
TCI Communications Inc.
8.65%      09/15/04 .............     100          115
Tele-Communications Inc.
9.80%      02/01/12 .............     130          174
Tenet Healthcare Corp.
7.875%     01/15/03 .............      60           61
8.00%      01/15/05 .............      25           26
Texas Utilities Co.
5.944%     10/15/01 .............     100          101
Time Warner Pass-Through Asset Trust
6.10%      12/30/01 .............     230          234 (b)
Times Mirror Co.
6.61%      09/15/27 .............      90           96
Transamerica Capital
7.625%     11/15/37 .............     105          109
Turner Broadcasting Systems Inc.
8.375%     07/01/13 .............     100          119

-------------
See Notes to Schedules of Investments and Notes to Financial Statements.

              ELFUN DIVERSIFIED FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Tyco International Group S.A.
6.25%      06/15/03 .............. $   95      $    96
6.125%     11/01/08 ..............     70           70 (b)
7.00%      06/15/28 ..............    345          352
Union Pacific Corp.
6.79%      11/09/07 ..............    120          123
United Illuminating Co.
6.25%      12/15/02 ..............     30           30
United Parcel Service Inc.
8.375%     04/01/30 ..............    130          163
US West Capital Funding Inc.
6.125%     07/15/02 ..............     35           35
6.875%     07/15/28 ..............     55           59
USA Waste Services Inc.
6.125%     07/15/01 ..............    300          302
USX Marathon Group
9.80%      07/01/01 ..............     75           81
8.125%     07/15/23 ..............     70           74
Washington Mutual Capital
8.375%     06/01/27 ..............     40           44
Waterford Funding Corp.
8.09%      01/02/17 ..............    240          260
Westdeutsche Landesbank
6.75%      06/15/05 ..............    100          103
Westinghouse Electric Corp.
8.875%     06/01/01 ..............     45           48
Williams Cos. Inc.
6.125%     02/15/02 ..............    145          145
WMX Technologies Inc.
6.65%      05/15/05 ..............     85           88
Worldcom Inc.
6.125%     08/15/01 ..............     60           61
6.40%      08/15/05 ..............     95           99
8.875%     01/15/06 ..............    125          136
Yale University Notes
7.375%     04/15/2096 ............     70           79
Zurich Capital Trust
8.376%     06/01/37 ..............     50           56 (b)

TOTAL CORPORATE NOTES
   (COST $12,720) ................              12,895


NON-AGENCY MORTGAGE BACKED SECURITIES -- 4.0%

Amresco Commercial Mortgage
   Funding Corp.
6.73%      06/17/29 ..............     86           88
Asset Securitization Corp.
6.50%      02/14/41 ..............     77           78
BCF
7.22%      11/25/28 ..............    273          273
7.25%      11/25/28 ..............    161          149
6.315%     11/25/37 ..............    100           99
BHN Mortgage Trust
7.916%     07/25/09 ..............     37           27 (b)
7.54%      05/31/17 ..............     67           48 (b)


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Chase Commercial Mortgage
   Securities Corp.
6.39%      11/18/08 ..............$   217      $   224
Commercial Mortgage
   Acceptance Corp.
6.49%      05/15/08 ..............    113          117
Credit Suisse First Boston
   Mortgage
6.30%      11/11/30 ..............    184          187
DDR Pass-Through Asset Trust
7.125%     03/15/02 ..............    230          229 (b)
DLJ Commercial Mortgage Corp.
6.14%      10/15/06 ..............    133          134
6.41%      02/15/08 ..............    292          299
6.24%      11/12/31 ..............    240          245
DLJ Mortgage Acceptance Corp.
6.65%      12/17/27 ..............     39           40 (b)
First Union Lehman Brothers Bank
6.28%      06/18/07 ..............    353          359
GMAC Commercial Mortgage
   Security Inc.
6.42%      08/15/08 ..............    154          159
GS Mortgage Securities Corp.
5.95%      07/13/30 ..............    129          134 (d)
Lehman Large Loan
6.79%      06/12/04 ..............     79           82
Merrill Lynch Mortgage Investors Inc.
6.39%      02/15/30 ..............    357          368
Mid State Trust
7.28%      07/01/35 ..............     35           36 (d)
Morgan Stanley Capital Inc.
6.86%      05/15/06 ..............    140          145 (b)
6.52%      01/15/08 ..............    591          613
6.54%      05/15/08 ..............    360          375
6.59%      10/03/30 ..............     52           54
6.01%      11/15/30 ..............    133          135
6.48%      11/15/30 ..............    226          234
Nationslink Funding Corp.
6.001%     11/20/07 ..............     77           77
6.476%     07/20/08 ..............    226          233
Provident Bank Home Equity
   Loan Trust
6.72%      01/25/13 ..............    116          118
Residential Assets Securitization
   Trust
7.75%      04/25/27 - 09/25/27 ...    431          443
Sawgrass Finance REMIC Trust
6.45%      01/20/06 ..............     90           91
Structured Asset Securities Corp.
6.256%     08/25/00 ..............    542          539 (b)
8.495%     04/25/27 ..............     92           95
0.44%      02/25/28 ..............    710           38 (d)
Vornado Finance Corp.
6.36%      12/01/00 ..............    460          465 (b)

TOTAL NON-AGENCY MORTGAGE
   BACKED SECURITIES
   (COST $6,977) .................               7,030

---------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS -- 0.1%

Salomon Brothers Mortgage
   Securities Inc.
7.00%      07/25/24
   (COST $238)                       $242    $     237


TOTAL BONDS AND NOTES
   (COST $63,706)                               64,395


                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.6%
--------------------------------------------------------------------------------

DOMESTIC PREFERRED -- 0.5%

Centaur Funding, 9.08% ............   115          119(a,b)
Citigroup Inc., 6.231% ............   600           32
Microsoft Corp. (Series A) ........ 3,752          367
New Plan Realty Trust, 8.625% ..... 1,709           80(a)
News Corp., Ltd., 5.00% ...........   720           44(a,b)
SPG Properties Inc. (Series C),
   7.89% .......................... 1,895           86
TCI Communications Inc.,
   10.00% ......................... 3,200           87
                                                   815

FOREIGN PREFERRED -- 0.1%

Banesto Holdings Ltd., 10.50% ..... 1,550           45(a,b)
Desc S.A. de C.V. ADR (Class C) ... 4,884           93
Fresenius Medical Care AG .........   916           43
Telerj Celular S.A. ...............51,300            1(a)
                                                   182

TOTAL PREFERRED STOCK
   (COST $1,026) .....................             997


--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------
Muenchener Rueckverischerungs-
   Gescellschaft AG, 06/03/02
   (COST $0) ......................... 33            2(a)

TOTAL INVESTMENTS IN SECURITIES
   (COST $132,381) ...................         172,781



                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.0%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund      8,500     $  8,500



                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT

State Street Bank and Trust Co.
4.70%      01/04/99 ..............   $398          398
(dated 12/31/98, proceeds
$398, collateralized by $411,
U.S. Treasury Notes,
7.875%, 8/15/01)

TOTAL SHORT-TERM INVESTMENTS
   (COST $8,898) .....................           8,898


                                       NUMBER OF
                     EXPIRATION DATE/  CONTRACTS
                       STRIKE PRICE (IN THOUSANDS) VALUE
--------------------------------------------------------------------------------
CALL OPTIONS -- 0.0%
--------------------------------------------------------------------------------
U.S. Treasury Notes    Jan 99/107.06      (455)      0
U.S. Treasury Notes    Jan 99/104.42      (480)     (3)

(WRITTEN OPTION PREMIUM $(4)) .........             (3)


--------------------------------------------------------------------------------
PUT OPTIONS -- 0.0%
--------------------------------------------------------------------------------
U.S. Treasury Notes    Jan 99/101.06      (455)     (3)
U.S. Treasury Notes    Jan 99/ 98.42      (480)     (1)

(WRITTEN OPTION PREMIUM $(4)) .........             (4)


OTHER ASSETS AND LIABILITIES,
   NET (2.3)% .........................         (4,090)
                                             ---------


NET ASSETS-- 100% .....................       $177,582
                                             =========


[GRAPHIC OMITTED] ICONS REPRESENT THE TOP FIVE COMBINED INDUSTRY WEIGHTINGS FOR THE DOMESTIC AND FOREIGN EQUITIES IN THE ELFUN DIVERSIFIED FUND AS OF DECEMBER 31, 1998.

-----------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                    ELFUN TAX-EXEMPT INCOME FUND
--------------------------------------------------------------------------------

Q&A

BOB KAELIN MANAGES THE TAX-EXEMPT OPERATION WITH TOTAL ASSETS EXCEEDING $7 BILLION. HIS RESPONSIBILITIES INCLUDE MANAGING THE ELFUN TAX-EXEMPT INCOME FUND. PRIOR TO JOINING GE INVESTMENTS IN 1984, BOB WAS SENIOR VICE PRESIDENT AND MANAGER OF TAX-EXEMPTS FOR CIGNA/INA INSURANCE COMPANY. FROM 1969 TO 1976, BOB WAS VICE PRESIDENT AT GIRARD BANK IN PHILADELPHIA AND A.G. BECKER IN NEW YORK, WHERE HE WAS A MUNICIPAL BOND SALESMAN. BOB IS A GRADUATE OF ST. JOSEPH UNIVERSITY IN PHILADELPHIA WITH A B.S. IN BUSINESS ADMINISTRATION.

Q. HOW DID THE ELFUN TAX-EXEMPT INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1998?

A. The Elfun Tax-Exempt Income Fund posted a total return of 6.21%. This compares with a 6.48% return for the Lehman Brothers Municipal Bond Index. Our Lipper peer group of 244 General Municipal Bond funds had an average return of 5.33%.

Q.   WHAT INFLUENCED FUND PERFORMANCE?

A. Although long bond yields were at about the same level at the beginning and end of 1998 (5%), there was a lot of volatility in the bond markets during the year. We did not make interest rate bets, although many funds did so. Because we manage our portfolio conservatively, we nearly matched our benchmark and greatly outperformed our peers. Our investment goals are to augment tax-exempt income, minimize taxable gains and maintain as high an average yield as possible.

Q.   WHAT ECONOMIC EVENTS AFFECTED THE TAX-EXEMPT MARKET?

A. Last year was unlike any other. Because of Asia's continuing economic problems, the near-collapse of the Russian economy and the spillover effect on other emerging markets, yields for U.S. Treasuries reached historic lows as investors worldwide rushed into the safe haven of Treasuries. As a result, municipal bonds had higher after-tax yields than Treasuries. Additionally, with interest rates low and the economy strong, municipal issues increased at near record pace. More than half of these new issues were insured, which assured liquidity. Value, quality and liquidity drew many non-traditional buyers into the market, thereby increasing demand and providing a high level of price support.

Q.   HOW DID INDIVIDUAL INVESTMENTS PERFORM?

A. In the state and local government sector, Californian and New York bonds did well. In the revenue sector, we were underweighted in BBB-rated bonds compared with our benchmark and that benefited us at the end of the year as spreads widened.

Q.   WHAT IS YOUR OUTLOOK FOR THE FUND?

A. In our view, 1999 looks to be a replay of 1998. Foreign financial markets remain volatile with the Asian economies' seeming inability to recover from their slumps; Russia recently rescheduling more debt; and Brazil entering a difficult economic period. At home, the United States is also sailing into the uncharted waters of a year in which a presidential impeachment is considered. While individual investors perceive uncertainty in the stock market, we expect a move back to bonds. Municipal bond yields remain high compared to those of other fixed income investments. We plan to stay with our strategy of prudent investment management.



[PHOTO OF BOB KAELIN OMITTED]

                                                    ELFUN TAX-EXEMPT INCOME FUND
--------------------------------------------------------------------------------

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                               [LINE GRAPH OMITTED]

[PLOT POINTS]
         ELFUN TAX-EXEMPT   LB MUNI BOND
`88         $10,000          $10,000
`89          10,920           11,080
`90          11,575           11,889
`91          12,973           13,327
`92          14,076           14,500
`93          15,781           16,284
`94          14,870           15,442
`95          17,446           18,129
`96          18,074           18,932
`97          19,807           20,672
`98          21,035           22,011

            AVERAGE ANNUAL TOTAL RETURN
      FOR THE PERIODS ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------
                  ONE      FIVE         TEN
                 YEAR      YEAR        YEAR
--------------------------------------------------------------------------------

Elfun Tax-Exempt  6.21%     5.92%      7.72%


LBMI              6.48%     6.22%      8.22%


--------------------------------------------------------------------------------
                               INVESTMENT PROFILE

   A Fund designed for investors who seek as high a level of current interest income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing principally in municipal obligations.
--------------------------------------------------------------------------------

                         *LIPPER PERFORMANCE COMPARISON

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/98
                        GENERAL MUNICIPAL BOND PEER GROUP

                                            ONE    FIVE     TEN
                                           YEAR    YEAR    YEAR

   Fund's rank in peer group: ............   25      33      35

   Number of Funds in peer group: ........  244     140      74

   Peer group average total return: ......  5.33%   5.44%   7.68%

   Lipper categories in peer group: ......  GENERAL MUNICIPAL DEBT


   * SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.

                     QUALITY RATINGS AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                   PERCENT OF
MOODY'S RATINGS +                  NET ASSETS
--------------------------------------------------------------------------------
Aaa                                      55.8%
--------------------------------------------------------------------------------
Aa                                       24.7%
--------------------------------------------------------------------------------
A                                        11.6%
--------------------------------------------------------------------------------
Baa                                       3.9%
--------------------------------------------------------------------------------
NR                                        1.1%
--------------------------------------------------------------------------------
Other                                     2.9%
--------------------------------------------------------------------------------

+MOODY'S INVESTORS SERVICE, INC. IS A NATIONALLY RECOGNIZED
 STATISTICAL RATING ORGANIZATION.

SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                          ELFUN TAX-EXEMPT INCOME FUND

                               [PIE CHART OMITTED]
                           INDUSTRIAL DEVELOPMENT 1.4%
                            GENERAL OBLIGATIONS 25.7%
                               WATER & SEWER 13.2%
                                  HEALTH 10.8%
                              TRANSPORTATION 10.2%
                               LEASE REVENUE 8.3%
                              ELECTRIC UTILITY 7.8%
                                CASH & OTHER 7.5%
                                 SALES TAX 6.9%
                                 EDUCATION 6.4%
                             POLLUTION CONTROL 1.8%

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 97.1%
--------------------------------------------------------------------------------
ALABAMA -- 0.9%

Alabama Water Pollution Control
   Auth. Rev. - Water & Sewer
4.75%      08/15/21 ............. $ 7,155    $   6,942(k)
Mobile County Alabama G.O.
5.35%      02/01/10 .............   6,530        6,864
                                                13,806

ARIZONA -- 1.6%

Arizona Transportation Board
   Rev. - Sales Tax
6.00%      07/01/08 .............   5,000        5,702
Mohave County Arizona Industrial
   Dev. Auth. - Industrial Dev. Rev.
7.05%      08/01/20 .............  12,000       12,585
Phoenix Arizona G.O.
5.55%      07/01/09 .............   3,975        4,426
Phoenix Arizona Street &
   Highway User Rev. - Trans.
6.10%      07/01/01 .............   1,500        1,582
                                                24,295

CALIFORNIA -- 3.8%

California State Dept. Water
   Resource Ctr. Rev. - Water & Sewer
4.75%      12/01/25 .............   4,000        3,836
California State G.O.
8.00%      05/01/03 .............  10,725       12,503 (i)


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Los Angeles California Waste
   Water Systems Rev. - Water & Sewer
5.70%      06/01/20 .............$ 15,000    $  15,877 (k)
San Diego County California
   Certificates Participation Rev. - Lease Rev.
5.25%      11/15/19 .............   6,000        6,148 (k)
Southern California Public Power
   Auth. Rev. - Electric Utility
5.00%      07/01/15 .............   5,725        5,885 (l)
5.00%      07/01/22 .............  12,500       12,398 (k)
                                                56,647

COLORADO -- 2.2%

Colorado Springs Colorado
   Utility Rev. - Electric Utility
6.50%      11/15/15 .............  30,370       32,899

[GRAPHIC OMITTED] CONNECTICUT -- 8.4%
Connecticut State G.O.
5.95%      11/15/00 .............   2,700        2,825
6.15%      11/15/03 .............   2,000        2,168
6.00%      10/01/04 - 11/01/04 .    4,455        4,946
5.50%      08/01/05 .............   2,855        3,109
5.50%      03/15/07 - 12/01/07 ..  18,410       20,016
5.50%      03/15/08 - 12/01/08 ..  15,090       16,617
5.625%     03/15/09 .............   1,990        2,142
5.25%      03/15/14 .............   3,175        3,329
4.50%      10/15/16 .............   2,510        2,426
Connecticut State Health &
   Educational Fac. Auth. Rev. - Health
5.125%     11/01/12 .............   1,495        1,557 (k)
Connecticut State Resources
   Recovery Auth.
5.50%      11/15/12 .............   3,865        4,170 (k)
Connecticut State Special
   Assessment Second Injury Funding
   Rev. - Special Assessment
5.25%      01/01/09 .............   2,830        3,017 (k)
Connecticut State Special Tax
   Obligation Rev. - Sales Tax
4.00%      10/01/00 .............   7,550        7,628
5.80%      02/15/02 .............   1,000        1,060
5.125%     09/01/05 .............   2,250        2,396
6.00%      10/01/09 .............   5,250        6,001 (k)
Mashantucket Western Pequot
   Tribe Connecticut Rev. - Lease Rev.
5.70%      09/01/12 .............   2,500        2,653 (b)
5.75%      09/01/18 .............   9,500        9,859 (b)
Stamford Connecticut G.O.
5.00%      07/15/01 .............   2,890        2,993
4.60%      02/15/06 .............     885          930
4.60%      02/15/06 .............     140          147 (j)
5.00%      02/15/07 .............   1,550        1,633 (j)
5.00%      02/15/08 .............   1,475        1,554 (j)
5.00%      02/15/09 .............   1,500        1,581 (j)
5.00%      02/15/10 .............   1,875        1,957

-----------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
5.00%      02/15/11 ........... $   1,875  $     1,946
5.25%      07/15/11 ...........     6,120        6,575
5.00%      02/15/12 ...........     1,875        1,937
5.00%      02/15/13 ...........     1,875        1,927
5.00%      02/15/14 ...........     1,875        1,916
5.00%      02/15/15 ...........     1,875        1,908
Watertown Connecticut G.O.
6.00%      09/15/01 ...........       530          563 (k)
Wilton Connecticut G.O.
4.70%      07/15/17 ...........     1,500        1,494
                                               124,980

DELAWARE -- 0.2%

New Castle County Delaware G.O.
6.40%      10/15/03 ...........     2,390        2,595

[GRAPHIC OMITTED] FLORIDA -- 8.0%
Brevard County Utility Rev. -
   Water & Sewer
5.25%      03/01/07 ...........     2,800        2,974 (k)
5.25%      03/01/08 ...........     3,250        3,453 (k)
Dade County School District G.O.
5.20%      08/01/07 ...........     5,000        5,311 (k)
5.50%      08/01/11 ...........    14,250       15,496 (j,k)
5.50%      08/01/15 ...........    17,805       19,362 (j,k)
Florida State Board Education
   Capital Outlay G.O.
5.00%      06/01/13 ...........     8,000        8,183
6.00%      06/01/19 ...........     5,250        5,750 (j)
Florida State Div. Bd. Fin. Dept.
   Rev. - Lease Rev.
6.50%      07/01/09 ...........     6,915        7,451 (j,k)
6.50%      07/01/10 ...........     1,940        2,091 (j,k)
Hillsborough County School Board
   Rev. - Lease Rev.
6.00%      07/01/12 ...........     5,000        5,595 (j,k)
6.00%      07/01/14 ...........     2,155        2,411 (j,k)
Hillsborough County Utility Ref.
   Rev. - Water & Sewer
6.625%     08/01/11 ...........    10,000       10,926 (k)
6.50%      08/01/16 ...........     3,260        3,521 (k)
6.50%      08/01/16 ...........     5,240        5,659 (k)
Orange County Water & Wastewater
   Rev. - Treatment
6.25%      10/01/17 ...........     3,485        3,766 (k)
6.25%      10/01/17 ...........     3,015        3,301 (j,k)
Orlando & Orange County
   Expressway Auth. Rev. - Trans.
5.25%      07/01/14 ...........    13,695       14,252 (k)
                                               119,502

GEORGIA -- 1.8%

Fulton County Georgia School
   District G.O.
4.50%      01/01/07 ...........     4,575        4,699
5.625%     01/01/21 ...........     8,205        8,956 (j)



                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Georgia State G.O.
6.50%      08/01/04 ........... $   1,750   $    1,987
6.50%      04/01/08 - 08/01/08      5,320        6,321
Private Colleges & University
   Rev. - Education
6.50%      11/01/15 ...........     4,010        4,879 (k)
                                                26,842

HAWAII -- 0.3%

Honolulu Hawaii City &
   County G.O.
6.10%      06/01/11 ...........     1,500        1,663 (j)
6.00%      01/01/12 ...........     2,000        2,278
                                                 3,941

ILLINOIS -- 5.7%

Chicago Illinois School Finance
   Auth. G.O.
5.00%      06/01/09 ...........     9,000        9,403 (k)
Chicago Public Bldg. Comm. Rev. -
   Lease Rev.
7.125%     01/01/15 ...........     9,115        9,619 (k,l)
Cook County Illinois G.O.
5.375%     11/15/18 ...........    14,500       14,769 (k)
Illinois Education Fac. Auth. Rev. -
   Education
7.125%     07/01/21 ...........    14,940       16,406 (j)
Illinois Health Fac. Auth. Rev. -
   Health
5.00%      08/15/21 ...........     9,600        9,510 (k)
Metropolitan Pier & Exposition
   Authority Illinois Rev. -
   Sales Tax
5.25%      06/15/27 ...........     1,550       1,572 (k)
6.50%      06/15/27 ...........       305         331
6.50%      06/15/27 ...........    10,000      11,250 (j)
Regional Transport Auth.
   Illinois Rev. - Trans
6.25%      06/01/15 ...........    10,980       12,160
                                                85,020

INDIANA -- 2.7%

Indiana Transportation Finance
   Auth. Airport Fac. Lease
   Rev. - Trans.
5.00%      11/01/12 ...........    13,305       13,742 (k)
5.00%      11/01/16 ...........     3,250        3,268 (k)
Indiana University Rev. - Education
6.00%      11/15/14 ...........     7,500        8,126
Indianapolis Local Rev. - Bank Bond
6.00%      07/01/10 ...........     6,000        6,516
Petersburg Pollution Control
   Rev. - Industrial Dev.
6.625%     12/01/24 ...........     7,250        8,188
                                                39,840

--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

        ELFUN TAX-EXEMPT INCOME FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
IOWA -- 0.7%

Iowa Finance Authority Rev. - Health
5.25%      08/15/12 ..........  $   1,755   $    1,805
5.25%      08/15/14 ..........      3,790        3,855
5.375%     08/15/17 ..........      4,215        4,295
                                                 9,955

KENTUCKY -- 0.1%

Louisville & Jefferson County
   Kentucky Rev. - Water & Sewer
5.30%      05/15/19 ..........      1,900        1,935 (k)

MAINE -- 0.5%

Maine Health & Higher Educational
   Facilities Auth. Rev. - Health
5.50%      07/01/23 ..........      7,690        7,976 (k)

MARYLAND -- 0.3%

Maryland State G.O.
5.00%      10/15/11 ..........      3,500        3,703

MASSACHUSETTS -- 5.7%

Massachusetts State G.O.
5.50%      11/01/08 ..........     18,135       20,045
Massachusetts State Health &
   Educational Fac. Auth.
   Rev. - Health
6.30%      08/15/24 ..........      4,000        4,399 (k)
Massachusetts State Indus. Fin.
   Agcy. Rev. - Resource Rec.
6.30%      07/01/05 ..........      8,750        9,356
Massachusetts State Water
   Resources Auth. Rev. -
   Water & Sewer
5.10%      03/01/03 ..........      8,000        8,364
6.50%      07/15/08 ..........      9,245       10,845
6.50%      07/15/19 ..........     14,125       16,764
5.00%      03/01/22 ..........      7,500        7,418 (k)
4.75%      12/01/23 ..........      7,500        7,203 (k)
                                                84,394

MICHIGAN -- 3.4%

Hartland Michigan Consolidated
   School District Rev. - Education
5.125%     05/01/22 ..........      5,000        5,010 (k)
Michigan Trunk Line Rev. -
   Sales Tax
5.25%      11/01/09 ..........      4,475        4,807
5.25%      11/01/10 ..........      2,790        2,985
5.50%      10/01/21 ..........     35,815       37,458
                                                50,260

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
MINNESOTA -- 1.3%

Southern Muni. Power Agency
   Rev. - Electric Utility
5.75%      01/01/11 ..........  $   8,780   $    9,377 (l)
5.00%      01/01/12 ..........     10,000       10,233 (k)
                                                19,610

MISSOURI -- 1.5%

Jackson County Missouri
   Consolidated School District
   Number 002 G.O.
5.25%      03/15/09 ..........      8,000        8,413 (k)
Missouri Health & Educational
   Facilities Rev. - Health
6.00%      05/15/07 ..........      2,340        2,629
University Missouri Health
   Facilities Rev. - Health
5.60%      11/01/26 ..........     10,000       10,572 (k)
                                                21,614

NEW HAMPSHIRE -- 1.3%

New Hampshire Higher
   Educational & Health
   Facilities Rev. - Education
6.25%      07/01/20 ..........      5,000        5,414 (k)
New Hampshire State Tpke.
   Systems Rev. - Trans.
5.25%      02/01/19 ..........      4,500        4,558 (k)
New Hampshire Tpke. Auth.
   Rev. - Trans.
5.75%      04/01/20 ..........      8,745        9,084
                                                19,056

[GRAPHIC OMITTED] NEW JERSEY -- 6.9%

New Jersey Building Auth. Rev. -
   Lease Rev.
5.00%      06/15/11 ..........     10,650       10,981
5.00%      06/15/12 ..........      9,440        9,680
New Jersey Health Care Fac. Fin.
   Auth. Rev. - Health
5.50%      07/01/08 ..........      2,715        2,973 (k)
New Jersey Sports and Exposition
   Convention Ctr. Rev. - Lease Rev.
6.50%      03/01/19 ..........     12,590       13,637
New Jersey Tpke. Auth. Rev. - Trans.
6.50%      01/01/16 ..........     49,960       60,205 (k)
New Jersey Wastewater Treatment
   Trust Rev. - Water & Sewer
5.875%     06/15/06 ..........      5,160        5,760
                                               103,236

------------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

[GRAPHIC OMITTED] NEW YORK -- 11.4%
Battery Park City Auth. Rev. -
   Lease Rev.
5.00%      11/01/13 ............. $10,000   $   10,161 (k)
5.25%      11/01/17 .............   6,500        6,634 (k)
4.75%      11/01/19 .............  16,130       15,631 (k)
Long Island Power Auth. Electric
   Systems Rev. - Electric Utility
5.50%      12/01/08 .............   4,100        4,528 (k)
Municipal Assistance Corp.
   Rev. - Sales Tax
5.20%      07/01/08 .............  10,000       10,707
Nassau County New York G.O.
4.75%      09/01/11 .............   5,750        5,851 (k)
New York New York G.O.
4.80%      08/01/05 .............   1,190        1,230
5.25%      08/01/05 .............   3,200        3,389
5.60%      08/015/06 ............  13,000       14,077
4.70%      08/01/07 .............   1,725        1,785 (k)
5.50%      08/01/07 .............   7,000        7,566
5.25%      08/01/11 .............   3,950        4,128
5.25%      08/01/13 .............   1,500        1,547
New York State Dormitory CUNY
   Rev. - Education
5.375%     07/01/07 .............   2,750        2,991 (k)
5.75%      07/01/07 .............   1,000        1,114 (k)
7.00%      07/01/09 .............   7,000        8,089
5.40%      07/01/10 .............   8,185        8,864
New York State Housing Finance
   Agency Service Contract Rev. -
   Housing
6.375%     09/15/14 .............      65           72
New York State Local Government
   Assistance Corp. Rev. - Sales Tax
5.50%      04/01/21 .............  12,255       12,712
New York State Thruway Auth.
   Rev. - Trans.
6.00%      04/01/14 .............   8,000        8,899 (j)
New York State Urban Development
   Auth. Rev. - Housing
5.50%      07/01/16 .............   7,000        7,359
New York State Urban Development
   Corporation Rev. - Lease Rev.
5.50%      01/01/16 .............  25,310       26,244
Suffolk County New York Water
   Auth. Waterworks Rev. -
   Water & Sewer
5.00%      06/01/17 .............   6,000        6,019 (k)
                                               169,597

NORTH CAROLINA -- 1.6%

Mecklenburg County North
   Carolina G.O.
4.50%      02/01/15 .............  14,000       13,656

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
North Carolina Medical Care
   Commission Hospital Rev. -
   Health
4.75%      10/01/26 ............$   7,000   $    6,569
5.00%      10/01/28 ............    3,610        3,506
                                                23,731

NORTH DAKOTA -- 1.3%

Oliver County North Dakota
   Pollution Control Rev. -
   Electric Utility
5.30%      01/01/27 ............   19,000       19,372 (k)

OHIO -- 3.9%

Clermont County Ohio Hospital
   Facilities Rev. - Health
7.50%      09/01/19 ............      455          499 (j,k)
Cleveland Water Works Rev. -
   Water & Sewer
6.25%      01/01/16 ............    9,490       10,240 (k)
Northeast Ohio Reg. Sewer
   District Rev. - Water & Sewer
6.50%      11/15/16 ............   15,500       16,894 (j,k)
Ohio State Building Auth. Rev. -
   Lease Rev.
7.00%      09/01/07 ............    3,230        3,462 (j,k)
4.75%      04/01/14 ............    5,000        4,978
Ohio State Higher Education
   Rev. - Education
6.70%      05/01/05 ............   10,100       10,733 (j,k)
Ohio State Public Facilities
   Commission G.O.
4.50%      11/01/09 ............    1,500        1,510 (k)
Ohio State Water Development
   Auth. Pollution Control Fac.
   Rev. - Water & Sewer
5.30%      12/01/11 ............    9,265        9,721 (k)
                                                58,037

OKLAHOMA -- 0.3%

Oklahoma Tpke. Auth. Rev. - Trans.
6.25%      01/01/22 ............    4,640        5,037 (k)

OREGON -- 0.4%

Oregon State G.O.
5.875%     10/01/18 ............    2,295        2,471
Portland Sewer Systems Rev. -
   Sewer Rev.
4.50%      06/01/16 ............    3,750        3,597 (k)
                                                 6,068

------------
See Notes to Schedules of Investments and Notes to Financial Statements.

        ELFUN TAX-EXEMPT INCOME FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

[GRAPHIC OMITTED] PENNSYLVANIA -- 7.2%

Allegheny County Hospital
   Development Auth. Rev. - Health
6.20%      09/01/15 .............$  3,500    $   3,548 (k)
5.375%     12/01/25 .............  27,000       27,583 (k)
Allentown Pennsylvania Hospital
   Rev. - Health
5.00%      07/01/10 .............   2,350        2,352
Delaware Valley Pennsylvania
   School District G.O.
6.50%      04/01/01 .............   1,000        1,061 (k)
Montgomery County
   Pennsylvania G.O.
5.25%      10/15/07 .............   3,450        3,743
5.25%      10/15/08 .............   3,635        3,950
Montgomery County Pennsylvania
   Higher Education & Health
   Rev. - Health
5.00%      10/01/09 .............   2,405        2,511 (k)
5.10%      10/01/10 .............   2,670        2,784 (k)
Montgomery County Pennsylvania
   Industrial Dev. Auth.
    Rev. - Education
8.25%      03/01/14 .............   3,160        3,243
New Castle Pennsylvania Hospital
   Rev. - Health
5.50%      07/01/09 .............   1,000        1,089 (k)
Northampton County Higher
   Education Fac. Auth. Lehigh
   Univ. Rev. - Education
7.00%      10/15/11 .............   7,800        8,624 (k)
Pennsylvania Intergovernmental
   Co-op. Rev. - Sales Tax
5.60%      06/15/15 .............   8,000        8,311 (k)
Philadelphia Gas Works Rev. -
   Natural Gas
6.375%     07/01/14 .............   1,845        2,058 (k)
Philadelphia Hospitals & Higher
   Education Facilities Rev. -
   Health
5.00%      02/15/21 .............  11,250       10,913
Philadelphia Pennsylvania
   Airport Rev. - Trans
6.00%      06/15/06 .............   5,000        5,597 (k)
Philadelphia Pennsylvania School
   District G.O.
5.55%      07/01/05 .............  10,150       10,918 (k)
5.65%      07/01/06 .............   2,070        2,230 (k)
5.75%      07/01/07 .............   1,200        1,298 (k)
5.80%      07/01/08 .............   1,500        1,625 (k)
5.85%      07/01/09 .............   1,440        1,561 (k)
University Pittsburgh Pennsylvania
   Higher Education Rev. -
   Education
4.95%      06/01/11 .............   2,000        2,059 (k)
                                               107,058

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
RHODE ISLAND -- 0.5%

Rhode Island G.O.
5.00%      08/01/11 .............$  5,000    $   5,158
Rhode Island State Health &
   Education Bldg. Corp. Rev. -
   Education
5.00%      09/01/23 ..............  2,205        2,189
                                                 7,347

SOUTH CAROLINA -- 2.4%

Charleston County SC G.O.
5.90%      06/01/10 ..............  2,170        2,372
6.00%      06/01/11 ..............  2,310        2,537
6.00%      06/01/12 ..............  2,455        2,696
South Carolina State Public
   Service Auth. Rev. -
   Electric Utility
5.50%      07/01/21 .............. 26,635       27,609 (k)
                                                35,214

TENNESSEE -- 0.8%

Knox County Tennessee Health
   Educational & Housing
   Facilities Board Rev. - Health
7.25%      01/01/09 ..............  4,500        5,552 (k)
Metropolitan Government
   Nashville & Davidson County
   Tennessee Health &
   Education Fac. Bd. Rev.
4.875%     11/01/28 ..............  6,740        6,479 (k)
                                                12,031

TEXAS -- 3.8%

Dallas Texas Civic Ctr. Rev. -
   Sales Tax
5.00%      08/15/18 ..............  2,835        2,814 (k)
Harris County Texas G.O.
6.125%     08/15/20 .............. 15,000       16,907 (j)
Houston Texas Water & Sewer
   Systems Rev. - Water & Sewer
5.25%      12/01/21 .............. 20,000       20,415 (k)
Texas State Pubic Fin. Auth.
   Bldg. Rev. - Lease Rev.
5.00%      08/01/17 ..............  6,440        6,417 (k)
University Texas Permanent
   University Fund Rev. -
   Education
4.75%      07/01/17 ..............  8,840        8,733
University Texas University
   Rev. - Education
5.20%      08/15/09 ..............  1,295        1,381
                                                56,667

-------------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

UTAH -- 0.7%

Intermountain Power Agency
   Utah Power Supply Rev. -
   Electric Utility
5.00%      07/01/21 ............ $ 10,000    $   9,841

VIRGINIA -- 3.4%

Chesapeake Virginia G.O.
6.00%      05/01/12 ............    2,150        2,359
Fairfax County Virginia Sewer
   Rev. - Water & Sewer
5.875%     07/15/28 ............   13,785       15,079 (k)
Fairfax County Virginia Water
   Auth. Rev. - Water & Sewer
5.00%      04/01/16 ............    2,500        2,528
Norfolk Virginia Industrial
   Development Auth. Rev. - Health
5.00%      11/01/20 ............    4,250        4,178
Roanoke Virginia Industrial
   Development Auth. Hospital
   Rev. - Health
5.00%      07/01/24 ............   21,220       21,039 (k)
University Virginia Rev. - Education
5.375%     06/01/20 ............    5,000        5,107
                                                50,290

WEST VIRGINIA -- 0.2%

West Virginia State University
   Rev. - Education
6.00%      04/01/12 ............    3,000        3,272 (k)

WISCONSIN -- 0.9%

Wisconsin State Health &
   Educational Fac. Auth.
   Rev. - Health
5.25%      08/15/23 ............   13,455       13,551 (k)

PUERTO RICO -- 1.0%

Puerto Rico Commonwealth G.O.
5.75%      07/01/10 ............    6,245        7,096 (k)
5.75%      07/01/11 ............    4,000        4,564 (k)
Puerto Rico Electric Power Auth.
   Power Rev. - Electric Utility
5.50%      07/01/07 ............    2,120        2,343 (k)
5.00%      07/01/12 ............      570          592 (k)
                                                14,595

TOTAL INVESTMENTS IN SECURITIES
   (COST $1,327,108) ...........             1,443,814


                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.3%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (COST $19,058) ..............   19,058   $   19,058

OTHER ASSETS AND LIABILITIES,
   NET 1.6% ....................                23,501
                                           -----------

NET ASSETS-- 100% ..............            $1,486,373
                                            ==========


[GRAPHIC OMITTED] ICONS REPRESENT THE TOP FIVE STATE WEIGHTINGS IN THE ELFUN TAX-EXEMPT INCOME FUND AS OF DECEMBER 31, 1998.

------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               ELFUN INCOME FUND
--------------------------------------------------------------------------------


Q&A

ROBERT MACDOUGALL LEADS THE FIXED INCOME TEAM AT GE INVESTMENTS. ASSETS UNDER MANAGEMENT EXCEED $29 BILLION. HIS RESPONSIBILITIES INCLUDE MANAGING THE ELFUN INCOME FUND, ELFUN MONEY MARKET FUND AND THE FIXED INCOME PORTION OF THE ELFUN DIVERSIFIED FUND. BOB JOINED GE INVESTMENTS IN 1986 AS MUTUAL FUND PORTFOLIO MANAGER, BECAME SENIOR VICE PRESIDENT - FIXED INCOME IN 1992 AND WAS NAMED TO HIS PRESENT POSITION IN 1997. PREVIOUSLY, HE WAS WITH GE'S CORPORATE TREASURY OPERATION, MANAGING THE COMPANY'S $2 BILLION PORTFOLIO OF MARKETABLE SECURITIES AND SUPPORTING THE TREASURER IN DEBT MANAGEMENT AND CAPITAL STRUCTURE PLANNING. PRIOR TO THAT, BOB HELD VARIOUS FINANCIAL MANAGEMENT POSITIONS SINCE JOINING GE IN 1973. HE HOLDS BACHELOR'S AND MASTER'S DEGREES IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MASSACHUSETTS.

Q. DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1998.

A. The past twelve months have seen a nice rally in the bond market. Yields on 30 year U.S. Treasury Bonds fell 82 basis points (0.82%) from 5.92% to 5.10%. Similar declines occurred in Treasuries of shorter maturities as well. During the first half of the year the Federal Reserve, concerned about the tight labor market, had a bias to raise interest rates to help slow our economy and prevent an acceleration of inflation. Uncertainty about the impact of the Asian crisis and whether it would spread to other regions of the world kept them on the sidelines. As the Asian financial crisis worsened and spread to Russia and Latin America, investors were increasingly attracted to the U.S. Treasury market's quality, liquidity and value. Signs of a slowing of domestic economic activity and continued low inflation together with the global market turmoil prompted the Federal Reserve to ease monetary policy on three occasions during the fall.

     Not all sectors of the fixed income market fared as well, however. Declining interest rates prompted many homeowners to refinance their mortgages. This had a dampening effect on the price performance of securities backed by home mortgages. The mortgage sector, as measured by the Lehman Brothers Mortgage Index returned 6.96% for the one-year period ended December 1998 compared with a 10.03% return for the Treasury Index. Corporate and other non-U.S. government bonds were hit with fears of "repayment" risk. For years investors have increasingly "reached for yield" by buying lower rated corporates and driving credit spreads tighter and tighter. After the Russian debt default in August, the markets reassessed - and repriced - the credit risk premiums in the corporate bond market. Lower quality bonds were sold in favor of high quality U.S. Treasuries. This "flight to quality" pushed corporate yields up while driving Treasury yields down. The yield differential, or spread, widened in some cases to levels not seen since the 1990-91 recession. During this period there was an inverse correlation between yield and return. The lowest yielding sectors (Treasuries) outperformed higher yielding corporates and mortgages.

Q. HOW DID THE ELFUN INCOME FUND PERFORM COMPARED TO ITS MARKET BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1998?

A. The Elfun Income Fund posted a total return of 8.49%. This compares with a 8.67% return for the Lehman Brothers Aggregate Bond Index. Our Lipper peer group of 136 Intermediate U.S. Taxable Bond funds had an average return of 7.81% for the same period.

Q.   WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. Anticipating the decline in the interest rates we maintained a longer duration (interest rate exposure) than the market. This, plus good security selection in the mortgage backed sector, helped performance. The widening of corporate bond spreads was a negative.

Q.   WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?

A. Despite the low level of interest rates we believe that bonds continue to offer good value on both a fundamental (real) basis as well as a relative (to other asset classes) basis. Inflation remains low and well controlled, fiscal policy is supportive and monetary policy has been effective. The widening of mortgage and credit spreads has presented many opportunities for value in those sectors. We believe that high quality bonds will continue to play an important role in a well balanced portfolio.



[PHOTO OF ROBERT MACDOUGALL OMITTED]

                                                               ELFUN INCOME FUND
--------------------------------------------------------------------------------

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                              [LINE GRAPH OMITTED]
[PLOT POINTS]
         ELFUN INCOME   LB AGGREGATE
`88        $10,000        $10,000
`89         11,430         11,450
`90         12,413         12,481
`91         14,415         14,477
`92         15,368         15,549
`93         16,862         17,057
`94         16,469         16,562
`95         19,468         19,626
`96         20,249         20,339
`97         22,188         22,301
`98         24,082         24,236

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------
                  ONE      FIVE         TEN
                 YEAR      YEAR        YEAR
--------------------------------------------------------------------------------

Elfun Income      8.49%     7.38%      9.19%


LB Aggregate      8.67%     7.27%      9.26%

                               INVESTMENT PROFILE

             A Fund designed for investors who seek a high level of
              current income consistent with prudent management and
           preservation of capital through investments in a variety of fixed income securities.

                         *LIPPER PERFORMANCE COMPARISON

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/98
                    INTERMEDIATE U.S. TAXABLE BOND PEER GROUP

                                            ONE    FIVE     TEN
                                           YEAR    YEAR    YEAR

      Fund's rank in peer group: .........   39       4       2

      Number of Funds in peer group: ....   136      78      26

      Peer group average total return: ..   7.81%   5.94%   7.87%

      Lipper categories in peer group: ...   INTERMEDIATE U.S.
                                             GOVERNMENT, INTERMEDIATE
                                             U.S. TREASURY

    *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.

                     QUALITY RATINGS AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                   PERCENT OF
MOODY'S RATINGS +                  NET ASSETS
--------------------------------------------------------------------------------
Aaa                                      79.5%
--------------------------------------------------------------------------------
Aa                                        2.5%
--------------------------------------------------------------------------------
A                                         6.3%
--------------------------------------------------------------------------------
Baa                                       8.0%
--------------------------------------------------------------------------------
Ba                                        2.2%
--------------------------------------------------------------------------------
B                                         0.2%
--------------------------------------------------------------------------------
Other                                     1.3%
--------------------------------------------------------------------------------

+MOODY'S INVESTORS SERVICE, INC. IS A NATIONALLY RECOGNIZED
 STATISTICAL RATING ORGANIZATION.



SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                   ELFUN INCOME FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                ELFUN INCOME FUND

                               [PIE CHART OMITTED]
                      MORTGAGE BACKED & CASH & OTHER 41.7%
                              CORPORATE NOTES 22.1%
                              U.S. TREASURIES 20.0%
                             FEDERAL AGENCIES 16.2%

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 105.5%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 20.0%

U.S. Treasury Bonds
10.625%    08/15/15 .............$  1,662   $    2,640 (i)
8.125%     08/15/19 .............   6,261        8,361 (i)
8.125%     05/15/21 .............   4,336        5,850 (i)
5.50%      08/15/28 .............     105          110 (h)
5.25%      11/15/28 .............   8,145        8,338 (h)
                                                25,299
U.S. Treasury Notes
5.50%      05/31/00 .............     775          784 (i)
5.375%     06/30/00 .............   7,210        7,285 (i)
4.50%      09/30/00 .............     795          793 (h)
6.50%      08/31/01 .............   7,670        8,021 (i)
5.375%     06/30/03 .............     320          329 (i)
5.25%      08/15/03 .............   2,995        3,071 (h)
4.75%      11/15/08 .............   4,325        4,359 (h,i)
                                                24,642
U.S. Treasury STRIPS
5.31%      08/15/11 .............   6,568        3,393 (d,i)
5.35%      02/15/12 .............   2,930        1,467 (d,i)
                                                 4,860

TOTAL U.S. TREASURIES
   (COST $53,712) ...............               54,801


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
FEDERAL AGENCIES -- 16.2%

Federal Home Loan Bank
6.43%      01/04/99 .............$ 15,460 $     15,454 (d)
5.62%      08/10/00 ..............  1,900        1,918
5.625%     03/19/01 ..............    430          436
                                                17,808
Federal Home Loan Mortgage Corp.
6.22%      03/18/08 ..............    830          849
5.75%      04/15/08 ..............  2,470        2,554
5.125%     10/15/08 ..............  1,045        1,035
                                                 4,438
Federal National Mortgage Assoc.
5.60%      03/27/00 ..............  1,390        1,400
5.67%      05/26/00 ..............  3,565        3,598
5.56%      07/24/00 ..............  2,470        2,491
5.10%      09/25/00 ..............  1,081        1,083
5.38%      01/16/01 ..............    890          897
6.41%      07/08/02 ..............  1,095        1,138
5.75%      04/15/03 ..............  1,515        1,555
6.99%      07/09/07 ..............  2,010        2,110
6.00%      05/15/08 ..............  2,840        2,998 (h)
5.64%      12/10/08 ..............    820          824
6.16%      08/07/28 ..............  2,145        2,244
                                                20,338
Small Business Administration
6.55%      10/01/17 - 12/01/17 ...    682          703
6.125%     01/01/18 ..............  1,039        1,052
                                                 1,755
TOTAL FEDERAL AGENCIES
   (COST $43,827) ................              44,339


AGENCY MORTGAGE BACKED -- 33.7%

Federal Home Loan Mortgage Corp.
7.50%      06/01/10 ..............  2,006        2,065
7.50%      09/01/12 ..............  1,269        1,305
7.50%      04/01/28 ..............  9,033        9,278
6.50%      03/01/28 - 12/01/28 ... 15,321       15,430 (c)
                                                28,078
Federal National Mortgage Assoc.
6.50%      01/01/04 ..............     90           91
7.50%      12/01/09 ..............  1,395        1,435
6.50%      12/01/10 ..............  1,632        1,658
6.50%      02/01/13 - 04/01/13 ...  2,001        2,029
7.00%      06/18/20 ..............    624          624 (b)
6.247%     03/17/21 ..............    587          593
6.424%     12/25/23 ..............    906          922
9.00%      11/01/25 ..............  2,578        2,729
8.50%      12/01/25 ..............  3,333        3,491
8.50%      12/01/26 ..............  1,162        1,217
7.00%      08/01/27 - 11/01/27 ...  6,047        6,181
8.50%      02/01/28 ..............  2,650        2,775
7.00%      07/01/28 ..............    983        1,003
6.00%      TBA ................... 14,350       14,337 (c)
7.50%      TBA ...................  2,500        2,568 (c)
                                                41,653

-----------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Federal National Mortgage Assoc.
   REMIC
7.623%     12/17/04 ............. $   535   $      563
6.221%     05/25/14 .............     317          321
6.42%      05/25/18 .............     440          449
                                                 1,333
Government National Mortgage Assoc.
7.00%      04/15/12 .............   2,667        2,734
8.50%      10/15/17 .............   1,433        1,532
7.50%      03/15/23 - 12/15/23 ..   2,870        2,961
6.50%      01/15/24 - 04/15/24 ..   2,218        2,241
6.50%      11/15/27 .............     211          213
7.00%      11/15/27 - 12/15/27 ..     877          898
7.50%      12/15/27 .............     391          404
6.50%      03/15/28 - 04/15/28 ..   3,701        3,739
7.00%      03/15/28 - 04/15/28 ..     947          968
7.50%      01/15/28 - 10/15/28 ..   5,564        5,740
                                                21,430

TOTAL AGENCY MORTGAGE BACKED
   (COST $92,026) ...............               92,494


AGENCY COLLATERALIZED MORTGAGE
   OBLIGATIONS -- 0.8%

Collateralized Mortgage Obligation Trust
5.12%      09/01/15 .............     146          137 (d,f)
4.88%      11/01/18 .............     311          256 (d,f)
                                                   393
Federal Home Loan Mortgage Corp.
8.00%      04/15/20 .............     338          351
Federal National Mortgage Assoc.
8.50%      04/01/17 .............     268           51 (g,j)
8.50%      01/01/18 .............      50            9 (g)
9.00%      02/25/22 .............     345           65 (g)
8.50%      07/25/22 .............     604          103 (g)
8.50%      09/01/23 .............   2,786          533 (g)
                                                   761
Federal National Mortgage Assoc. REMIC
8.50%      03/01/17 .............     135           25 (g)
10.84%     07/25/20 .............     250          242 (d,f)
8.00%      10/25/20 .............     246          255
4.58%      12/25/22 .............     339          288 (d,f)
                                                   810

TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $2,354) ................                2,315


ASSET BACKED -- 1.5%

Advanta Mortgage Loan
   Trust Corp.
6.30%      07/25/25 .............     175          174
Capital One Master Trust
5.43%      01/15/07 .............   1,247        1,248


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Chase Credit Card Master Trust
6.00%      08/15/05 ............. $   523     $    530
Discover Card Master Trust I
5.60%      05/15/06 .............   1,246        1,252
Fleetwood Credit Grantor Trust
6.40%      05/15/13 .............     305          307
Ford Credit Auto Loan
   Master Trust
5.90%      06/15/02 .............     521          527
5.50%      02/15/03 .............     207          208


TOTAL ASSET BACKED
   (COST $4,237) ................                4,246


CORPORATE NOTES -- 22.1%

Abbey National PLC
6.70%      06/29/49 .............     570          558
7.35%      10/29/49 .............     242          245
Associates Corporation
   North America
6.375%     10/15/02 .............   1,000        1,029
5.75%      11/01/03 .............     475          479
Bank Austria AG
7.25%      02/15/17 .............     500          519
Bank of Scotland
7.00%      11/29/49 .............     350          348 (b)
Beckman Instruments Inc.
7.10%      03/04/03 .............     360          362
Bell Telephone Co. - Pennsylvania
8.35%      12/15/30 .............     600          781
BellSouth Telecomm Inc.
6.375%     06/01/28 .............     375          390
Black & Decker Holdings Inc.
7.05%      07/01/28 .............     320          320 (b)
Boston University
7.625%     07/15/2097 ...........     520          601
Brascan Ltd.
7.38%      10/01/02 .............     305          317
Carnival Corp.
5.65%      10/15/00 .............     400          401
Cleveland Electric Co. Toledo Edison
7.19%      07/01/00 .............     200          203
Cleveland Electric Illuminating Co.
8.29%      11/15/99 .............   1,000        1,021
Coca Cola Enterprises Inc.
7.00%      10/01/26 .............     340          371
Columbia University Trustees
   New York
6.83%      12/15/20 .............     350          386
Conseco Inc.
6.40%      06/15/01 .............     515          496
6.80%      06/15/05 .............     195          182
8.70%      11/15/26 .............     550          503
Continental Cablevision Inc.
8.50%      09/15/01 .............     450          477

----------
See Notes to Schedules of Investments and Notes to Financial Statements.

                   ELFUN INCOME FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Corporacion Andina De Fomento
6.75%      03/15/05 ............. $   240     $    231
Dayton Hudson Corp.
5.895%     06/15/37 .............     400          419
Discover Card Master Trust I
5.625%     08/18/03 .............     660          658
Empresa Nacional De Electricid
8.125%     02/01/2097 ...........     415          315
Fairfax Financial Holdings Ltd.
7.375%     04/15/18 .............     260          252
Federal Express Corp.
7.52%      01/15/18 .............     411          435
Federated Department Stores Inc.
6.125%     09/01/01 .............     380          384
Felcor Suites Ltd.
7.375%     10/01/04 .............     315          293
Ford Credit Auto Loan
   Master Trust
5.857%     07/15/01 .............   1,136        1,137
5.817%     02/15/03 .............     100          100
Ford Motor Credit Corp.
7.32%      05/23/02 .............   1,095        1,100
Fujian International Trust &
   Investment Corp.
7.375%     08/25/07 .............     200           86 (b)
General Motors Acceptance Corp.
5.75%      11/10/03 .............     250          252
Greenpoint Bank Brooklyn
6.70%      07/15/02 .............     365          362
Gruma S.A. de C.V.
7.625%     10/15/07 .............     135          118
Guangdong International Trust &
   Investment Corp.
8.75%      10/24/16 .............     205          115 (b,m)
Heritage Media Corp.
8.75%      02/15/06 .............     645          695
Household Finance Corp.
6.125%     07/15/02 .............     170          169
Hydro-Quebec
8.05%      07/07/24 .............     685          822
8.25%      04/15/26 .............   1,365        1,688
International Lease Finance Corp.
5.62%      02/01/00 .............     285          286
Israel Electric Corp. Ltd.
7.125%     07/15/05 .............     200          203 (b)
8.10%      12/15/2096 ...........     850          835 (b)
J.C. Penney Co. Inc.
7.40%      04/01/37 .............     310          337
Korea Development Bank
7.125%     09/17/01 .............     155          147
6.625%     11/21/03 .............     415          371
Landeskreditbank Baden
7.875%     04/15/04 .............     570          636
Lasmo USA Inc.
6.75%      12/15/07 .............     420          423
LCI International Inc.
7.25%      06/15/07 .............     314          318


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Lehman Brothers Holdings Inc.
6.90%      03/30/01 ............. $   205     $    209
8.05%      01/15/19 .............     410          416
7.50%      08/01/26 .............     520          541
LG&E Capital Corp.
5.75%      11/01/01 .............     445          442 (b)
Liberty Property Ltd. Partnership
7.50%      01/15/18 .............     320          296
Loewen Group International Inc.
6.70%      10/01/99 .............     385          369 (b)
7.50%      04/15/01 .............     465          407
MBNA Corp.
6.306%     04/22/03 .............     200          197
MBNA Master Credit Card Trust
5.732%     01/15/02 .............     766          766
MBNA Master Credit Card Trust II
5.705%     03/15/03 .............   2,417        2,416
5.795%     10/15/03 .............     500          500
5.812%     03/15/04 .............     660          661
MCI Communications Corp.
6.125%     04/15/02 .............     500          508
Meditrust
7.114%     08/15/04 .............     415          374
Merita Bank Ltd.
7.15%      12/29/49 .............     485          469 (b)
Merrill Lynch & Co. Inc.
5.388%     01/22/99 .............     265          265
MIC Financing Trust
8.375%     02/01/27 .............     550          573 (b)
Monsanto Co.
5.75%      12/01/05 .............     310          309 (b)
6.60%      12/01/28 .............     310          310
Morgan Stanley Finance PLC
8.03%      02/28/17 .............     300          317
National Rural Utilities
   Cooperative
6.046%     04/15/03 .............     200          204
National Westminster Bank PLC
7.75%      04/29/49 .............     520          549
New Jersey Economic
   Development Authority
7.425%     02/15/29 .............     350          401
News America Holdings Inc.
8.15%      10/17/36 .............     500          562
Niagara Mohawk Power Corp.
9.50%      06/01/00 .............     400          420
Norfolk Southern Corp.
7.05%      05/01/37 .............     195          211
7.90%      05/15/2097 ...........     872        1,021
Noram Energy Corp.
6.375%     11/01/03 .............     310          313
North Atlantic Energy Corp.
9.05%      06/01/02 .............     501          521
Northrop Grumman Corp.
8.625%     10/15/04 .............     395          442
NRG Energy Inc.
7.50%      06/15/07 .............     460          485

------------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Occidental Petroleum Corp.
7.375%     11/15/08 ............. $   100   $      102
Philip Morris Cos. Inc.
7.25%      09/15/01 .............     305          319
7.20%      02/01/07 .............     280          304
Quebec Province Canada
5.67%      02/27/26 .............   1,000        1,057
Reliance Industries Ltd.
10.50%     08/06/46 .............     260          201 (b)
Republic of Columbia
7.25%      02/15/03 .............     280          246
Republic of Panama
7.875%     02/13/02 .............     300          289 (b)
Riggs Capital Trust
8.625%     12/31/26 .............     300          305 (b)
RJR Nabisco Inc.
7.625%     09/15/03 .............     445          433
8.75%      04/15/04 .............     500          508
6.125%     02/01/33 .............     370          361
Safeway Inc.
5.75%      11/15/00 .............     290          291
Signet Master Trust
5.735%     09/16/02 .............     983          983
Sprint Capital Corp.
5.70%      11/15/03 .............     270          271
6.125%     11/15/08 .............     260          265
6.875%     11/15/28 .............     350          364
St. George Funding Co.
8.485%     12/31/49 .............     605          539 (b)
Stop & Shop Cos. Inc.
9.75%      02/01/02 .............     205          227
Sun Life Canada Capital Trust
8.525%     05/29/49 .............     600          651 (b)
Sunamerica Inc.
5.60%      07/31/2097 ...........     815          692
Suntrust Banks Inc.
6.00%      01/15/28 .............     310          319
TCI Communications Inc.
8.65%      09/15/04 .............     620          711
Tele-Communications Inc.
9.25%      04/15/02 .............     200          222
9.80%      02/01/12 .............     465          621
Tenet Healthcare Corp.
7.875%     01/15/03 .............     395          403
8.00%      01/15/05 .............     150          152
Texas Utilities Co.
5.94%      10/15/01 .............     600          603
Time Warner Entertainment Co. L.P.
10.15%     05/01/12 .............     500          672
Time Warner Inc.
6.10%      12/30/01 .............     630          640 (b)
Times Mirror Co.
6.61%      09/15/27 .............     415          443
Transamerica Capital
7.625%     11/15/37 .............     420          436
Turner Broadcasting Systems Inc.
8.375%     07/01/13 .............     400          478


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Tyco International Group S.A.
6.25%      06/15/03 ............. $   190     $    192
6.125%     11/01/08 .............     315          316 (b)
7.00%      06/15/28 .............     340          347
Union Pacific Corp.
6.79%      11/09/07 .............     520          534
United Illuminating Co.
6.25%      12/15/02 .............     115          116
United Parcel Service Inc.
8.375%     04/01/30 .............     485          607
US West Capital Funding Inc.
6.125%     07/15/02 .............     140          143
6.875%     07/15/28 .............     215          230
USA Waste Services Inc.
6.125%     07/15/01 .............     150          151
USX Marathon Group
9.80%      07/01/01 .............     310          335
8.125%     07/15/23 .............     305          324
Viacom Inc.
7.75%      06/01/05 .............     675          732
Washington Mutual Capital
8.375%     06/01/27 .............     258          283
Waterford Funding Corp.
8.09%      01/02/17 .............      40           43
Westdeutsche Landesbank
6.75%      06/15/05 .............     410          421
Westinghouse Electric Corp.
8.875%     06/01/01 .............     175          186
Williams Cos. Inc.
6.125%     02/15/02 .............     615          614
WMX Technologies Inc.
6.65%      05/15/05 .............     385          398
Worldcom Inc.
6.125%     08/15/01 .............     245          249
6.40%      08/15/05 .............     385          400
8.875%     01/15/06 .............     350          383
Yale University Notes
7.375%     04/15/2096 ...........     395          449
Zurich Capital Trust
8.376%     06/01/37 .............     205          229 (b)


TOTAL CORPORATE NOTES
   (COST $59,588) ...............               60,440


NON-AGENCY MORTGAGE BACKED
   SECURITIES -- 10.7%

Amresco Commercial Mortgage
   Funding Corp.
6.73%      06/17/29 .............     460          470
Asset Securitization Corp.
6.50%      02/14/41 .............     355          360
BCF
7.22%      11/25/28 .............   1,383        1,385
7.25%      11/25/28 .............     821          755
6.315%     11/25/37 .............     503          501

--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                   ELFUN INCOME FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
BHN Mortgage Trust
7.916%     07/25/09 ..............$   199     $    148 (b)
7.54%      05/31/17 ..............    325          234 (b)
Chase Commercial Mortgage
   Securities Corp.
6.39%      11/18/08 ..............    933          962
Commercial Mortgage Acceptance
   Corp.
6.49%      05/15/08 ..............    519          538
Credit Suisse First Boston
   Mortgage
6.30%      11/11/30 ..............  2,391        2,430
DDR Pass-Through Asset Trust
7.125%     03/15/02 ..............    715          712 (b)
DLJ Mortgage Acceptance Corp.
6.65%      12/17/27 ..............    335          340 (b)
6.24%      11/12/31 ..............  1,040        1,059
GMAC Commercial Mortgage
   Securities Inc.
6.42%      08/15/08 ..............    759          784
GS Mortgage Securities Corp.
7.75%      05/19/27 ..............    247          257 (b)
5.95%      07/13/30 ..............    687          715 (d)
Lehman Large Loan
6.79%      06/12/04 ..............    401          415
Merrill Lynch Mortgage
   Investors Inc.
6.39%      02/15/30 ..............    456          469
Mid State Trust
7.28%      07/01/35 ..............    187          192 (d)
Morgan Stanley Capital Inc.
6.86%      05/15/06 ..............    754          779 (b)
6.52%      01/15/08 ..............  2,076        2,154
6.59%      10/03/30 ..............    266          274
6.01%      11/15/30 ..............    620          627
6.48%      11/15/30 ..............  1,039        1,078
Nationslink Funding Corp.
6.001%     11/20/07 ..............    351          354
6.476%     07/20/08 ..............  1,039        1,073
Residential Assets Securitization
   Trust
7.75%      04/25/27 - 09/25/27 ...  2,287        2,350
Sawgrass Finance REMIC Trust
6.45%      01/20/06 ..............    700          708
Structured Asset Securities Corp.
6.256%     08/25/00 ..............  2,775        2,760 (b)
8.495%     04/25/27 ..............    892          922
0.44%      02/25/28 ..............  4,893          266 (d)
Vornado Finance Corp.
6.36%      12/01/00 ..............  3,082        3,116 (b)


TOTAL NON-AGENCY MORTGAGE
   BACKED SECURITIES
   (COST $29,073) ................              29,187


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
NON-AGENCY COLLATERALIZED MORTGAGE
   OBLIGATIONS -- 0.5%

Salomon Brothers Mortgage
   Securities Inc.
8.125%     11/01/12 ............ $    168    $     169
7.00%      07/25/24 ............    1,226        1,199
   (COST $1,384)                                 1,368

TOTAL BONDS AND NOTES
   (COST $286,201) .............               289,190


                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 1.7%
--------------------------------------------------------------------------------
CORPORATE PREFERRED
Banesto Holdings Ltd., 10.50% ..    1,350           39 (b)
Centaur Funding, 9.08% .........      480          498 (b)
Citigroup Inc., 6.231% .........    2,400          128
Home Ownership, 13.331% ........    2,705        2,555 (b)
New Plan Realty Trust, 7.80% ...    8,915          416
News Corp. Ltd., 5.00% .........    3,800          234 (b)
Pinto Totta International
   Finance Ltd., 7.77% .........      520          476 (b)
SPG Properties Inc. (Series C),
   7.89% .......................    3,850          175
TCI Communications Inc.,
   10.00% ......................    8,000          216

TOTAL PREFERRED STOCK
   (COST $4,705) ...............                 4,737


TOTAL INVESTMENTS IN SECURITIES
   (COST $290,906) .............               293,927


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.9%
--------------------------------------------------------------------------------
Cariplo Finance Inc. ...........    1,500        1,499
GEI Short Term Investment Fund .   10,355       10,355
Generale Bank Inc. .............    1,500        1,499

TOTAL SHORT-TERM INVESTMENTS
   (COST $13,353) ..............                13,353

------------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                         NUMBER
                     EXPIRATION DATE/ OF CONTRACTS
                       STRIKE PRICE  (IN THOUSANDS) VALUE
--------------------------------------------------------------------------------

CALL OPTIONS -- 0.0%
--------------------------------------------------------------------------------
U.S. Treasury Notes   Jan. 99/107.06     (1,960)  $ (1)
U.S. Treasury Notes   Jan. 99/104.42     (2,030)   (13)

((WRITTEN OPTION PREMIUM $(16)) ...                (14)


--------------------------------------------------------------------------------
PUT OPTIONS -- 0.0%
--------------------------------------------------------------------------------
U.S. Treasury Notes  Jan. 99/101.06      (1,960)   (11)
U.S. Treasury Notes  Jan. 99/ 98.42      (2,030)    (5)

((WRITTEN OPTION PREMIUM $(17)) ...                (16)


OTHER ASSETS AND LIABILITIES,
   NET (12.1)%                                 (33,168)
                                             ---------

NET ASSETS-- 100%                             $274,082
                                             =========
------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                         ELFUN MONEY MARKET FUND
--------------------------------------------------------------------------------

Q&A

ROBERT MACDOUGALL MANAGES THE ELFUN MONEY MARKET FUND. BOB'S BIOGRAPHICAL DETAILS CAN BE FOUND ON PAGE 30.

Q. HOW DID THE ELFUN MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1998?

A. Elfun Money Market Fund posted a total return of 5.39% for the one-year period ended December 31, 1998. This compares with a 4.88% return for the 90-day U.S. Treasury Bill. Our Lipper peer group of 308 Money Market funds posted an average return of 4.84% for the same period.

Q.   WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. While the Federal Reserve waited until the end of September to ease monetary policy, the markets did not. The money market yield curve became inverted, as shorter maturities yielded more than longer maturities. By holding our average maturity shorter than the peer funds we were able to capture these higher rates.

[PHOTO OF DOLLARS OMITTED]

                                                         ELFUN MONEY MARKET FUND
--------------------------------------------------------------------------------

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                              [LINE GRAPH OMITTED]

[PLOT POINTS]
         ELFUN MONEY MARKET         90 DAY U.S. T-BILL
6/14/90       $10,000                    $10,000
`90            10,450                     10,433
`91            11,134                     11,011
`92            11,570                     11,399
`93            11,953                     11,747
`94            12,451                     12,260
`95            13,176                     12,953
`96            13,865                     13,621
`97            14,621                     14,329
`98            15,416                     15,029

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                       SINCE
                  ONE      FIVE      INCEPTION
                 YEAR      YEAR      (6/14/90)
--------------------------------------------------------------------------------

Elfun Money Market 5.39%    5.21%      5.19%

90 Day U.S. T-Bill 4.88%    5.05%      4.80%


                         *LIPPER PERFORMANCE COMPARISON

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/98
                             MONEY MARKET PEER GROUP

                                                 ONE     FIVE
                                                YEAR     YEAR

     Fund's rank in peer group: ..............    10        7

     Number of Funds in peer group: .........    308      200

     Peer group average total return: .......   4.84%    4.75%

     Lipper categories in peer group: ........   MONEY MARKET

    * SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.

                 FUND YIELD AT DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                      IBC
                         FUND      MONEY FUND
--------------------------------------------------------------------------------
  7 Day Current          4.92%+       4.56%
--------------------------------------------------------------------------------
  7 Day Effective        5.04%        4.66%
--------------------------------------------------------------------------------

CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

--------------------------------------------------------------------------------
                               INVESTMENT PROFILE

   A Fund designed for investors who seek to achieve a high level of current income consistent with the preservation of capital and maintenance of liquidity through investments in short-term high grade money market instruments.
--------------------------------------------------------------------------------

AN INVESTMENT IN THE ELFUN MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND NO ASSURANCE CAN BE GIVEN THAT THE ELFUN MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

+ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY
  REFLECTS THE CURRENT EARNINGS OF THE ELFUN MONEY MARKET FUND AT DECEMBER 31, 1998.

SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

             ELFUN MONEY MARKET FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                             ELFUN MONEY MARKET FUND

                               [PIE CHART OMITTED]
                                CASH & OTHER 1.8%
                              U.S. GOVERNMENT 40.6%
                             COMMERCIAL PAPER 34.7%
                          CERTIFICATES OF DEPOSIT 22.9%


                                PRINCIPAL    AMORTIZED
                                   AMOUNT         COST
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 100.3%
--------------------------------------------------------------------------------
U.S. GOVERNMENT (d) -- 40.6%

Federal Farm Credit Bank
4.80%      01/19/99 ............ $  3,600     $  3,591
Federal Home Loan Bank
5.21%      01/04/99 ............    7,290        7,287
4.89%      01/13/99 ............    3,000        2,995
5.23%      03/19/99 ............    6,000        5,935
                                                16,217
Federal Home Loan
   Mortgage Corp.
4.93%      01/14/99 ............    6,000        5,990
5.17%      01/28/99 ............    4,840        4,822
5.14%      02/17/99 ............   11,290       11,217
5.00%      03/25/99 ............    7,450        7,367
4.94%      03/30/99 ............    7,460        7,371
4.97%      04/23/99 ............    7,730        7,614
                                                44,381
Federal National Mortgage Assoc.
5.27%      03/19/99 ............    5,170        5,114
5.00%      04/01/99 ............    4,700        4,643
4.96%      04/08/99 ............    8,900        8,785
                                                18,542

TOTAL U.S. GOVERNMENT
   (COST $82,731) ..............                82,731


COMMERCIAL PAPER -- 34.7%

Abbey National PLC
5.075%     02/08/99 ............    1,520        1,512
5.11%      02/08/99 ............    6,200        6,166



                                PRINCIPAL    AMORTIZED
                                   AMOUNT         COST
--------------------------------------------------------------------------------
Associates Corp. of North America
5.18%      02/04/99 ............  $   220      $   219
5.25%      02/04/99 ............    7,600        7,562
Bank of Nova Scotia
5.08%      02/19/99 ............    7,760        7,706
Halifax Building Society
5.06%      01/08/99 ............    7,640        7,632
5.38%      01/11/99 ............      200          200
Morgan (J.P.) & Co. Inc.
5.10%      02/16/99 ............    7,760        7,709
Morgan Stanley Dean Witter
5.29%      02/24/99 ............    7,730        7,669
Rabobank Nederland N.V.
5.26%      01/13/99 ............      220          220
Rabobank USA Financial Corp.
5.24%      01/13/99 ............    7,600        7,587
Republic National Bank of
   New York
5.03%      03/19/99 ............    7,760        7,676
State Street Cayman Islands
5.00%      01/04/99 ............    1,228        1,228
UBS Finance Delaware Inc.
5.21%      01/11/99 ............    7,600        7,589
5.306%     01/11/99 ............      200          200

TOTAL COMMERCIAL PAPER
   (COST $70,875) ..............                70,875


CERTIFICATES OF DEPOSIT -- 4.3%

ABN Amro
5.15%      03/01/99 ............    1,000        1,000
Bayerische Vereinsbank AG
5.25%      01/25/99 ............    7,760        7,760

TOTAL CERTIFICATES OF DEPOSIT
   (COST $8,760) ...............                 8,760


YANKEE CERTIFICATES OF DEPOSIT -- 18.6%

Algemene Bank Nederland N.V.
5.14%      03/04/99 ............    7,000        7,000
Bank of Montreal (Chicago)
5.30%      01/08/99 ............    7,640        7,640
Canadian Imperial
5.14%      01/25/99 ............    7,480        7,480
5.30%      01/25/99 ............      350          350
Dresdner Bank AG
5.34%      01/19/99 ............    7,730        7,730
Societe Generale
5.20%      01/25/99 ............    7,700        7,700

TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (COST $37,900) ..............                37,900

--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                PRINCIPAL     AMORIZED
                                   AMOUNT         COST
--------------------------------------------------------------------------------

TIME DEPOSIT -- 2.1%

Bank of America
4.75%      01/04/99
   (COST $4,220) ................ $ 4,220    $   4,220


TOTAL SHORT-TERM INVESTMENTS
   (COST $204,486) ..............              204,486


OTHER ASSETS AND LIABILITIES,
   NET (0.3)% ...................                 (566)
                                             ---------

NET ASSETS-- 100%                            $ 203,920
                                             =========

---------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                NOTES TO PERFORMANCE (UNAUDITED)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares.

A portion of the Elfun Tax-Exempt Income Fund's income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500 Index), Morgan Stanley Capital International World Index (MSCI World), Lehman Brothers Aggregate Bond Index (LB Aggregate), Lehman Brothers Municipal Bond Index (LBMI), and the 90 Day U.S. Treasury Index (90 Day T-Bill) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The S&P 500 Index is a composite of the prices of 500 widely held stocks recognized by investors to be representative of the stock market in general. MSCI World Index is a composite of 1,481 stocks in companies from 22 countries representing the European, Pacific Basin and American regions. LB Aggregate is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The LBMI Index is a composite of investment-grade (Baa or greater), fixed-rate municipal bonds with maturities greater than two years and is considered to be representative of the municipal bond market. In the instance of the Elfun Money Market Fund, where the inception date was not at the beginning of the month, the index return is calculated from the month end nearest to the fund's inception date. The 90 Day T-Bill is the average return on three month U.S. Treasury Bills. The IBC Money Fund Report yields represent the average yields of 898 taxable money market funds. The results shown for the foregoing indices assume reinvestment of net dividends or interest.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the Elfun Diversified Fund for which we use the specific Lipper peer group and the Elfun Money Market Fund which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or shareholder publication thresholds. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.


   NOTES TO SCHEDULES OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) Pursuant to Rule 144A of The Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, these securities amounted to $1,469, $3,683, $12,512, and $20,011 or 0.7%, 2.1%, 0.8% and 7.3% of net
    assets for the Elfun Global Fund, Elfun Diversified Fund, Elfun Tax-Exempt and Elfun Income Fund, respectively. These securities have been determined to be liquid using guidelines established by the Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the fund's custodian.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying U.S. Treasury or pool of mortgages. No payments of interest are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the interest only holding.

(h) All or a portion of security out on loan.

(i) At December 31, 1998, all or a portion of this security was pledged to cover collateral requirements for futures, options or TBAs.

(j) Prerefunded. Bonds which are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds at the earliest refunding date.

(k) The security is insured by FGIC, MBIA, AMBAC, or FSA. The Elfun Tax-Exempt Income Fund had insurance concentrations of 5% or greater as of December 31, 1998 (as a percentage of net assets) as follows:
                   MBIA   28.7%
                   AMBAC  15.8%

(l) Escrowed to maturity. Bonds which are collateralized by U.S Treasury securities which are held in escrow by a trustee and used to pay principal and interest on such bonds.

(m) Security in default.

ABBREVIATIONS:
ADR    -- American Depositary Receipt
AMBAC  -- AMBAC Indemnity Corporation
FGIC   -- Financial Guarantee Insurance Corporation
FSA    -- Financial Security Assurance
GDR    -- Global Depository Receipt
G.O.   -- General Obligation
MBIA   -- Municipal Bond Insurance Association Corporation
REMIC  -- Real Estate Mortgage Investment Conduit
Regd.  -- Registered
SDR    -- Special Drawing Rights
STRIPS -- Separate Trading of Registered Interest and
          Principal of Securities

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
   SELECTED DATA BASED ON A SHARE OUTSTANDING DURING THE YEAR ENDED DECEMBER 31:

ELFUN GLOBAL FUND                                        1998        1997         1996          1995         1994
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .................    $17.00       $17.67       $16.65        $15.58       $16.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ...........................      0.26         0.22         0.24          0.23         0.21
   Net realized and unrealized
      gains (losses) on investments ................      2.69         1.26         2.45          2.27        (0.32)
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .....      2.95         1.48         2.69          2.50        (0.11)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ...........................      0.22         0.17         0.23          0.19         0.19
   Net realized gains ..............................      0.13         1.98         1.44          1.24         0.60
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................      0.35         2.15         1.67          1.43         0.79
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR .......................    $19.60       $17.00       $17.67        $16.65       $15.58
=======================================================================================================================
TOTAL RETURN(a) ....................................     17.36%        8.47%       16.13%        16.03%       (0.63%)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands) ..........  $207,466     $193,492     $176,303      $142,262     $126,196
   Ratios to average net assets:
      Net investment income ........................      1.32%        1.17%        1.37%         1.36%        1.44%
      Expenses .....................................      0.31%        0.24%        0.25%         0.34%        0.38%
   Portfolio turnover rate .........................        54%          83%          45%           55%          30%
-----------------------------------------------------------------------------------------------------------------------

ELFUN TRUSTS                                             1998        1997         1996          1995         1994
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .................    $55.81       $46.46       $39.88        $30.91       $33.76
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...........................      0.83         0.75         0.75          0.77         0.77
   Net realized and unrealized
      gains (losses) on investments ................     11.93        13.48         8.68         11.33        (0.68)
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS ............     12.76        14.23         9.43         12.10         0.09
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ...........................      0.83         0.74         0.75          0.77         0.77
   Net realized gains ..............................      5.16         4.14         2.10          2.36         2.17
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................      5.99         4.88         2.85          3.13         2.94
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR .......................    $62.58       $55.81       $46.46        $39.88       $30.91
=======================================================================================================================
TOTAL RETURN(a) ....................................     22.94%       30.86%       23.55%        39.19%        0.23%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands) ..........$2,368,878    $1,981,395  $1,525,979    $1,228,366     $900,349
   Ratios to average net assets:
      Net investment income ........................      1.35%        1.39%        1.71%         2.08%        2.28%
      Expenses .....................................      0.12%        0.09%        0.13%         0.13%        0.17%
   Portfolio turnover rate .........................        15%          16%          12%           15%          19%

-------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
   SELECTED DATA BASED ON A SHARE OUTSTANDING DURING THE YEAR ENDED DECEMBER 31:

ELFUN DIVERSIFIED FUND                                    1998         1997         1996         1995          1994
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ..................   $19.16       $17.27       $15.86        $13.24       $14.05
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ............................     0.61         0.56         0.54          0.53         0.47
   Net realized and unrealized
      gains (losses) on investments .................     2.66         2.64         1.75          3.06        (0.51)
----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ......     3.27         3.20         2.29          3.59        (0.04)
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ............................     0.60         0.56         0.54          0.53         0.46
   Net realized gains ...............................     1.65         0.75         0.34          0.44         0.31
----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................     2.25         1.31         0.88          0.97         0.77
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ........................   $20.18       $19.16       $17.27        $15.86       $13.24
=======================================================================================================================
TOTAL RETURN(a) .....................................    17.14%       18.58%       14.40%        27.11%       (0.26%)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands) ........... $177,582     $143,808     $102,157       $77,255      $57,774
   Ratios to average net assets:
      Net investment income .........................     3.00%        3.11%        3.41%         3.62%        3.42%
      Expenses ......................................     0.25%        0.22%        0.28%         0.34%        0.39%
   Portfolio turnover rate ..........................      126%         100%          89%           93%          82%
----------------------------------------------------------------------------------------------------------------------


ELFUN TAX-EXEMPT INCOME FUND                              1998         1997         1996         1995          1994
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ..................   $11.93       $11.61       $11.91        $10.83       $12.29
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ............................     0.62         0.65         0.66          0.68         0.67
   Net realized and unrealized
      gains (losses) on investments .................     0.10         0.43        (0.25)         1.15        (1.37)
----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ......     0.72         1.08         0.41          1.83        (0.70)
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ............................     0.62         0.65         0.66          0.68         0.67
   Net realized gains ...............................     0.05         0.11         0.05          0.07         0.09
----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................     0.67         0.76         0.71          0.75         0.76
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ........................   $11.98       $11.93       $11.61        $11.91       $10.83
=======================================================================================================================
TOTAL RETURN(a) .....................................     6.21%        9.59%        3.60%        17.32%       (5.77%)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands) ..........$1,486,373   $1,394,734   $1,301,737    $1,312,342   $1,145,873
   Ratios to average net assets:
      Net investment income .........................     5.18%        5.52%        5.67%         5.91%        5.90%
      Expenses ......................................     0.10%        0.10%        0.13%         0.13%        0.13%
   Portfolio turnover rate ..........................       18%          28%         22%            59%          24%

----------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
   SELECTED DATA BASED ON A SHARE OUTSTANDING DURING THE YEAR ENDED DECEMBER 31:

ELFUN INCOME FUND                                         1998        1997          1996         1995         1994
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...................  $11.61       $11.32       $11.64        $10.55       $11.68
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .............................    0.72         0.75         0.76          0.77         0.70
   Net realized and unrealized
      gains (losses) on investments ..................    0.24         0.29        (0.32)         1.09        (0.97)
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .......    0.96         1.04         0.44          1.86        (0.27)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .............................    0.75         0.75         0.76          0.77         0.70
   Net realized gains ................................    0.26         0.00         0.00          0.00         0.16
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..................................    1.01         0.75         0.76          0.77         0.86
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR .........................  $11.56       $11.61       $11.32        $11.64       $10.55
=======================================================================================================================
TOTAL RETURN(a) ......................................    8.49%        9.58%        4.01%        18.21%       (2.33%)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands) ............$274,082     $230,963     $219,451      $218,880     $185,665
   Ratios to average net assets:
      Net investment income ..........................    6.12%        6.56%        6.68%         6.90%        6.34%
      Expenses .......................................    0.22%        0.20%        0.24%         0.25%        0.30%
   Portfolio turnover rate ...........................     216%         222%         201%          367%         215%
-----------------------------------------------------------------------------------------------------------------------

ELFUN MONEY MARKET FUND                                   1998        1997          1996         1995        1994(b)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...................   $1.00        $1.00        $1.00         $1.00        $1.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income .............................    0.05         0.05         0.05          0.06         0.04
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS ..............    0.05         0.05         0.05          0.06         0.04
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .............................    0.05         0.05         0.05          0.06         0.04
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..................................    0.05         0.05         0.05          0.06         0.04
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR .........................   $1.00        $1.00        $1.00         $1.00        $1.00
=======================================================================================================================
TOTAL RETURN(a) ......................................    5.39%        5.45%        5.23%         5.82%        4.17%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands) ............$203,920     $167,385     $139,474      $117,506     $107,406
   Ratios to average net assets:
      Net investment income ..........................    5.21%        5.27%        5.08%         5.68%        4.20%
      Expenses .......................................    0.25%        0.24%        0.31%         0.30%        0.16%

---------------
NOTES TO FINANCIAL HIGHLIGHTS
(a) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND ASSUME NO SALES CHARGE.
(b) HAD THE ADVISOR NOT ABSORBED A PORTION OF THE EXPENSES THE NET INVESTMENT INCOME PER SHARE WOULD HAVE BEEN THE SAME, THE TOTAL RETURN WOULD HAVE BEEN LOWER, AND THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN .34% FOR THE YEAR ENDED DECEMBER 31, 1994.

---------
See Notes to Financial Highlights and Notes to Financial Statements.

STATEMENTS OF ASSETS
AND LIABILITIES DECEMBER 31, 1998 (AMOUNTS IN THOUSANDS)

                                                               ELFUN                             ELFUN            ELFUN
                                                               GLOBAL            ELFUN        DIVERSIFIED      TAX-EXEMPT
                                                                FUND             TRUSTS           FUND         INCOME FUND
------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market
       (cost $158,222; $1,022,211; $132,381; $1,327,108;
       $290,906 and $0, respectively) ...................    $204,906          $2,323,487        $172,781        $1,443,814
   Short-term investments (at amortized cost) ...........       2,109              42,219           8,898            19,058
   Foreign currency (cost $51; $0; $3; $0; $0 and
       $0, respectively) ................................          51                  --               3               --
   Receivable for investments sold ......................           3                  --             499               --
   Income receivables ...................................         425               1,983             824            24,678
   Receivable for fund shares sold ......................         258               2,566             233               248
------------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS .....................................     207,752           2,370,255         183,238         1,487,798
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Options written, at market* ..........................         --                  --                7               --
   Distributions payable to shareholders ................         --                  --              --                825
   Payable upon return of securities loaned .............         --                  --              --                --
   Payable for investments purchased ....................         --                  --            5,485               --
   Payable for fund shares redeemed .....................         202                 740              39               343
   Payable to GEIC ......................................          84                 552             125               257
   Variation margin payable .............................         --                   85             --                --
------------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES ................................         286               1,377           5,656             1,425
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ..............................................    $207,466          $2,368,878        $177,582        $1,486,373
==============================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ......................................    $161,256          $1,063,143        $136,942        $1,369,026
   Undistributed net investment income ..................           1                 142              (3)              --
   Accumulated net realized gain (loss) .................        (494)              5,987             239               641
   Net unrealized appreciation/(depreciation) on:
       Investments ......................................      46,684           1,301,276          40,400           116,706
       Futures ..........................................          --              (1,669)            --                --
       Written options ..................................          --                  --               1               --
       Foreign currency related transactions ............          19                  (1)              3               --
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ..............................................    $207,466          $2,368,878        $177,582        $1,486,373
==============================================================================================================================
Shares outstanding (Par value $10; $10; $10; $10; $10;
   and $1, respectively) ................................      10,583              37,854           8,802           124,070
Net asset value, offering and redemption price per share      $ 19.60          $    62.58         $ 20.18        $    11.98

                                                                                ELFUN
                                                               ELFUN         MONEY MARKET
                                                            INCOME FUND          FUND
------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market
       (cost $158,222; $1,022,211; $132,381; $1,327,108;
       $290,906 and $0, respectively) ...................      $293,927       $     --
   Short-term investments (at amortized cost) ...........        13,353         204,486
   Foreign currency (cost $51; $0; $3; $0; $0 and
       $0, respectively) ................................           --              --
   Receivable for investments sold ......................         2,574             --
   Income receivables ...................................         2,928             310
   Receivable for fund shares sold ......................           733             774
------------------------------------------------------------------------------------------
       TOTAL ASSETS .....................................       313,515         205,570
------------------------------------------------------------------------------------------
LIABILITIES
   Options written, at market* ..........................            30             --
   Distributions payable to shareholders ................           680              97
   Payable upon return of securities loaned .............        20,591             --
   Payable for investments purchased ....................        16,960             --
   Payable for fund shares redeemed .....................           998           1,463
   Payable to GEIC ......................................           174              90
   Variation margin payable .............................           --              --
------------------------------------------------------------------------------------------
       TOTAL LIABILITIES ................................        39,433           1,650
------------------------------------------------------------------------------------------
NET ASSETS ..............................................      $274,082        $203,920
==========================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ......................................      $269,949        $203,908
   Undistributed net investment income ..................           206              11
   Accumulated net realized gain (loss) .................           903               1
   Net unrealized appreciation/(depreciation) on:
       Investments ......................................         3,021             --
       Futures ..........................................            --             --
       Written options ..................................             3             --
       Foreign currency related transactions ............            --             --
------------------------------------------------------------------------------------------
NET ASSETS ..............................................      $274,082        $203,920
==========================================================================================
Shares outstanding (Par value $10; $10; $10; $10; $10;
   and $1, respectively) ................................        23,719         203,922
Net asset value, offering and redemption price per share       $  11.56        $   1.00


* Premiums received for the Elfun Diversified Fund and Elfun Income Fund were $8 and $33, respectively.



--------------
See Notes to Financial Statements.

                                    46 & 47

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998 (AMOUNTS IN THOUSANDS)

                                                               ELFUN                             ELFUN            ELFUN
                                                               GLOBAL            ELFUN        DIVERSIFIED      TAX-EXEMPT
                                                                FUND             TRUSTS           FUND         INCOME FUND
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends ..........................................   $ 3,473          $ 27,726           $ 1,457        $    --
      Interest ...........................................       185             4,503             3,857          76,368
      Less: Foreign taxes withheld .......................      (335)             (311)              (59)            --
------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ..........................................     3,323            31,918             5,255          76,368
------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Administration expenses ............................       200             1,051               139             587
      Shareholder servicing agent expenses ...............       156               543                96             255
      Transfer agent expenses ............................       159               536               104             285
      Custody and accounting expenses ....................        71               213                22             132
      Professional fees ..................................         3               145                 3              81
      Registration, filing, printing and
         miscellaneous expenses ..........................        38               180                38             164
------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES ........................................       627             2,668               402           1,504
------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME .................................     2,696            29,250             4,853          74,864
==============================================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   REALIZED GAIN (LOSS) ON:
      Investments ........................................     1,116           188,851            13,449           6,694
      Futures ............................................       --             (5,818)              (58)            --
      Written options ....................................       --                --                 48             --
      Foreign currency related transactions ..............      (359)                6               (43)            --
   INCREASE (DECREASE) IN UNREALIZED
      APPRECIATION/DEPRECIATION ON:
         Investments .....................................    27,404           241,041             6,813           5,155
         Futures .........................................       --             (1,457)              --              --
         Written options .................................       --                --                  1             --
         Foreign currency related transactions ...........       128                --                21             --
------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain
      on investments .....................................    28,289           422,623            20,231          11,849
------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS ..........................   $30,985          $451,873           $25,084        $ 86,713
==============================================================================================================================

                                                                                   ELFUN
                                                                  ELFUN         MONEY MARKET
                                                                INCOME FUND         FUND
--------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends ..........................................      $    524          $    --
      Interest ...........................................        15,487*           9,932
      Less: Foreign taxes withheld .......................           --                --
--------------------------------------------------------------------------------------------
   TOTAL INCOME ..........................................        16,011             9,932
--------------------------------------------------------------------------------------------
   EXPENSES:
      Administration expenses ............................           164                56
      Shareholder servicing agent expenses ...............           140                97
      Transfer agent expenses ............................           174               235
      Custody and accounting expenses ....................            22                18
      Professional fees ..................................             7                 4
      Registration, filing, printing and
         miscellaneous expenses ..........................            42                47
--------------------------------------------------------------------------------------------
   TOTAL EXPENSES ........................................           549               457
--------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME .................................        15,462             9,475
============================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   REALIZED GAIN (LOSS) ON:
      Investments ........................................         5,800                 1
      Futures ............................................           --                --
      Written options ....................................           214               --
      Foreign currency related transactions ..............           176               --
   INCREASE (DECREASE) IN UNREALIZED
      APPRECIATION/DEPRECIATION ON:
         Investments .....................................        (1,172)              --
         Futures .........................................            --               --
         Written options .................................            --               --
         Foreign currency related transactions ...........           (96)              --
--------------------------------------------------------------------------------------------
   Net realized and unrealized gain
      on investments .....................................         4,922                 1
--------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS ..........................       $20,384            $9,476
============================================================================================

* Income attributable to security lending activity, net of rebate expenses, for the Elfun Income Fund was $203.


---------------
See Notes to Financial Statements.

                                    48 & 49

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (AMOUNTS IN THOUSANDS)

                                                                      ELFUN
                                                                      GLOBAL                         ELFUN
                                                                       FUND                          TRUSTS

                                                                 1998          1997           1998            1997
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income ................................... $ 2,696       $ 2,281      $   29,250      $   24,880
      Net realized gain on investments, futures,
         written options, and foreign currency
         related transactions .................................     757        19,254         183,039         140,209
      Net increase (decrease) in unrealized
         appreciation/depreciation ............................  27,532        (6,565)        239,584         309,361
---------------------------------------------------------------------------------------------------------------------------
      Net increase from operations ............................  30,985        14,970         451,873         474,450
---------------------------------------------------------------------------------------------------------------------------

   DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income ...................................  (2,336)       (1,686)        (29,478)        (24,572)
      Net realized gains ......................................  (1,325)      (20,126)       (182,358)       (137,817)
---------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ........................................  (3,661)      (21,812)       (211,836)       (162,389)
---------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
      operations and distributions ............................  27,324        (6,842)        240,037         312,061
---------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
      Proceeds from sale of shares ............................  20,099        30,328         165,883         146,134
      Value of distributions reinvested .......................   3,356        20,353         154,891         119,192
      Cost of shares redeemed ................................. (36,805)      (26,650)       (173,328)       (121,971)
---------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from share transactions ............ (13,350)       24,031         147,446         143,355
---------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE IN NET ASSETS ...............................  13,974        17,189         387,483         455,416

NET ASSETS
   Beginning of year .......................................... 193,492       176,303       1,981,395       1,525,979
---------------------------------------------------------------------------------------------------------------------------
   End of year ................................................$207,466      $193,492      $2,368,878      $1,981,395
===========================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME,
   END OF YEAR ................................................$      1      $     --      $      142      $      364

---------------------------------------------------------------------------------------------------------------------------
  CHANGES IN FUND SHARES
---------------------------------------------------------------------------------------------------------------------------

Shares sold ...................................................   1,075         1,608           2,716           2,766
Issued for distributions reinvested ...........................     171         1,210           2,490           2,181
Shares redeemed ...............................................  (2,044)       (1,413)         (2,851)         (2,293)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........................    (798)        1,405           2,355           2,654
---------------------------------------------------------------------------------------------------------------------------

                                                                         ELFUN                         ELFUN
                                                                       DIVERSIFIED                   TAX-EXEMPT
                                                                          FUND                       INCOME FUND

                                                                     1998       1997              1998          1997
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income ...................................     $ 4,853     $ 3,928        $   74,864   $   73,918
      Net realized gain on investments, futures,
         written options, and foreign currency
         related transactions .................................      13,396       5,090             6,694       12,568
      Net increase (decrease) in unrealized
         appreciation/depreciation ............................       6,835      12,082             5,155       35,899
------------------------------------------------------------------------------------------------------------------------------
      Net increase from operations ............................      25,084      21,100            86,713      122,385
------------------------------------------------------------------------------------------------------------------------------

   DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income ...................................      (4,813)     (3,910)          (74,864)     (73,918)
      Net realized gains ......................................     (13,144)     (5,216)           (6,048)     (12,571)
------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ........................................     (17,957)     (9,126)          (80,912)     (86,489)
------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
      operations and distributions ............................       7,127      11,974             5,801       35,896
------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
      Proceeds from sale of shares ............................      26,484      33,170           134,467      106,866
      Value of distributions reinvested .......................      16,810       8,588            56,497       59,947
      Cost of shares redeemed .................................     (16,647)    (12,081)         (105,126)    (109,712)
------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from share transactions ............      26,647      29,677            85,838       57,101
------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE IN NET ASSETS ...............................      33,774      41,651            91,639       92,997

NET ASSETS
   Beginning of year ..........................................     143,808     102,157         1,394,734    1,301,737
------------------------------------------------------------------------------------------------------------------------------
   End of year ................................................    $177,582    $143,808        $1,486,373   $1,394,734
------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME,
   END OF YEAR ................................................    $     (3)   $    --         $       --   $       --

------------------------------------------------------------------------------------------------------------------------------
  CHANGES IN FUND SHARES
------------------------------------------------------------------------------------------------------------------------------

Shares sold ...................................................       1,276       1,773            11,240        9,112
Issued for distributions reinvested ...........................         836         453             4,725        5,105
Shares redeemed ...............................................        (815)       (636)           (8,796)      (9,399)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........................       1,297       1,590             7,169        4,818
------------------------------------------------------------------------------------------------------------------------------

                                                                                                        ELFUN
                                                                          ELFUN                     MONEY MARKET
                                                                        INCOME FUND                      FUND

                                                                     1998         1997            1998         1997
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income ...................................    $ 15,462    $ 14,657           $  9,475    $  8,271
      Net realized gain on investments, futures,
         written options, and foreign currency
         related transactions .................................       6,190       2,929                  1         --
      Net increase (decrease) in unrealized
         appreciation/depreciation ............................      (1,268)      2,713                 --         --
----------------------------------------------------------------------------------------------------------------------
      Net increase from operations ............................      20,384      20,299              9,476       8,271
----------------------------------------------------------------------------------------------------------------------

   DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income ...................................     (15,968)    (14,676)            (9,477)     (8,271)
      Net realized gains ......................................      (6,022)        --                 --          --
----------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ........................................     (21,990)    (14,676)            (9,477)     (8,271)
----------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
      operations and distributions ............................      (1,606)      5,623                 (1)        --
----------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
      Proceeds from sale of shares ............................      63,001      28,332            211,013     183,354
      Value of distributions reinvested .......................      18,047      12,221              9,117       7,843
      Cost of shares redeemed .................................     (36,263)    (34,724)          (183,594)   (163,286)
----------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from share transactions ............      44,785       5,829             36,536      27,911
----------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE IN NET ASSETS ...............................      43,179      11,452             36,535      27,911

NET ASSETS
   Beginning of year ..........................................     230,903     219,451            167,385     139,474
----------------------------------------------------------------------------------------------------------------------
   End of year ................................................    $274,082    $230,903          $ 203,920   $ 167,385
----------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME,
   END OF YEAR ................................................    $    206    $    536          $      11   $      13

----------------------------------------------------------------------------------------------------------------------
  CHANGES IN FUND SHARES
----------------------------------------------------------------------------------------------------------------------

Shares sold ...................................................       5,369       2,488            211,013     183,354
Issued for distributions reinvested ...........................       1,548       1,075              9,117       7,843
Shares redeemed ...............................................      (3,091)     (3,056)          (183,594)   (163,286)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........................       3,826         507             36,536      27,911
----------------------------------------------------------------------------------------------------------------------

----------
See Notes to Financial Statements.

                                    50 & 51

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE FUNDS

The Elfun Funds (each a "Fund" and collectively the "Funds") are registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as open-end management investment companies. The Funds operate as Employees' Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates, but are expected to be immaterial.

The following summarizes the significant accounting policies of the Funds:


SECURITY VALUATION AND TRANSACTIONS

Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Valuations for municipal bonds are based on prices obtained from a qualified municipal bond pricing service; prices represent the mean of the bid and ask of the secondary market. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are principally traded. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Forward foreign currency contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. Short-term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Fund positions which cannot be valued as set forth above are valued at fair value determined under procedures approved by the Board of Trustees of the Funds.

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998
--------------------------------------------------------------------------------



In accordance with Rule 2a-7 of the 1940 Act, Elfun Money Market Fund values securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.


FOREIGN CURRENCY

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized or unrealized gain or loss from investments. Reported net realized exchange gains or losses from foreign currency transactions represent gains or losses between the trade date and the settlement date on securities transactions, net realized gains and losses on sales and maturities of forward foreign currency contracts, and the difference between the amounts of foreign investment income and withholding taxes accrued on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arising from changes in the value of assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.


INCOME TAXES

The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute taxable income, tax-exempt income, and realized gains to their shareholders and, therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998
--------------------------------------------------------------------------------


Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. The Elfun Income Fund incurred and elected to defer losses of $4,925 at October 31, 1998.


INVESTMENT INCOME

Corporate actions (including cash dividends) are recorded net of nonreclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds and discounts and premiums on tax-exempt bonds are amortized to call or maturity date, whichever is shorter, using the effective yield method. For tax-exempt bonds purchased before May 1, 1993, only original issue discount is amortized. For tax-exempt bonds purchased on or after May 1, 1993, both market discount and original issue discount are amortized.


EXPENSES

Expenses of the Funds which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not directly identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by General Electric Investment Corporation ("GEIC"), investment adviser to the Funds, and reimbursed by the Funds.


DISTRIBUTIONS TO SHAREHOLDERS

Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from investment income annually. All Funds declare and pay net realized capital gains distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, and losses deferred due

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998
--------------------------------------------------------------------------------

to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments. During any particular year, net realized gains from investment transactions in excess of any applicable capital loss carryforwards would be taxable to the Funds if not distributed and, therefore, will be declared and paid to their shareholders annually.


WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

The Funds may purchase or sell securities on a when-issued and forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions, and the purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the underlying security declines prior to the settlement date. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices and yields. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such agreements for the purpose of investment leverage.


FOREIGN SECURITIES

Each Fund, except for the Elfun Tax-Exempt Fund, may invest in foreign securities, subject to certain limitations. There are certain additional risks involved when investing in foreign securities (including those denominated in foreign currencies) that are not inherent in domestic securi-

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998
--------------------------------------------------------------------------------

ties. These risks may involve foreign currency exchange rate fluctuations; changes in foreign exchange control regulations; application of foreign tax laws, including withholding taxes; lack of uniform accounting, auditing and financial reporting standards; and increased uncertainty about changes in governmental administration or economic or monetary policy (in the United States or abroad). The Funds may be subject to restrictions on the repatriation or foreign currencies and may be limited on the use or removal of its assets.


FORWARD FOREIGN CURRENCY CONTRACTS

Certain Funds may enter into forward foreign currency contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Contracts to sell are generally used to hedge the Fund's investments against currency fluctuations or to offset a previous contract to buy. Contracts to buy are generally used to hedge exposure to foreign currencies or to offset a previous contract to sell. Currency exposure exists during the period that a foreign denominated investment is held or during a period between the trade date and settlement date of an investment which is purchased or sold. These contracts involve market risk in excess of the unrealized gain or loss reflected in the fund's Statement of Assets and Liabilities. This amount represents the aggregate exposure to each currency the Fund has acquired or hedge through currency contracts at year end. Losses may arise from changes in the value of foreign currency or if the counterparties do not perform under the contracts' terms. An open contract is marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. No Fund may enter into forward foreign currency transactions for speculative purposes.


REPURCHASE AGREEMENTS

Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998
--------------------------------------------------------------------------------


value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. There is the risk that the collateral may be insufficient to meet the obligation in the event of default.


FUTURES AND OPTIONS

Each Fund, other than Elfun Money Market Fund, may invest in financial futures contracts and purchase and write options, subject to certain limitations. The Funds may invest in futures and options contracts for the following reasons: (1) for the purpose of hedging against the effects of changes in the value of portfolio securities or other investments due to anticipated changes in interest rates, stock market conditions and currency market conditions, (2) to gain stock, bond, or currency market exposure for accumulating and residual cash positions, (3) for duration management, (4) when such transactions are an economically appropriate way to reduce risks inherent in the management of a Fund, and (5) for non-hedging purposes such as seeking additional income or otherwise seeking to increase total return. Buying futures, writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument. Selling futures, buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures and options on futures for speculative purposes.

These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts, shown in the Schedule of Investments under the captions "Other Information", "Call Options" and "Put Options" reflect the extent of the involvement the Funds have in the particular classes of these instruments. Losses may be caused by an imperfect correlation between movements in the price of the underlying securities and interest rates and currency. Losses also may arise if there is an illiquid secondary market for the instruments, or an inability of counterparties to perform.

Upon entering into a financial futures contract, the Funds are required to deposit with the Funds' custodian in a segregated account, either cash or securi-

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998
--------------------------------------------------------------------------------



ties in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily change in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the futures contract is closed. The Funds will realize a gain or loss upon the expiration or closing of an option transaction. When an option is exercised, the proceeds on the sales of a security as a result of exercising a written call option, the purchase cost of a security acquired from exercising a written put option, or the proceeds on the sale of the security from exercising a purchased put option or cost of the security acquired from exercising a purchased call option is adjusted by the amount of original premium received or paid.


SECURITY LENDING

The Funds may loan securities to brokers, dealers, and financial institutions determined by GEIC to be creditworthy, up to a maximum of 30% (33 1/3% in the case of the Income Fund, the Tax-Exempt Fund and the Money Market Fund) of the total value of the Fund's assets. The loans of securities will be secured by collateral in the form of cash or other liquid assets, which will be segregated and maintained with the custodian in an amount at least equal to the current market value of the loaned securities. The Funds receive a lender fee in addition to the interest and dividends on the loaned securities during the term of the loan. A Fund will receive any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested net of any rebate during the term of the loan. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.


3.  FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES

During 1998, the Funds incurred expenses for the cost of services rendered by General Electric Company's wholly-owned subsidiary, GEIC, as investment adviser and for services GEIC rendered as shareholder servicing agent. These expenses are included as administrative expenses

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998
--------------------------------------------------------------------------------

and shareholder servicing agent fees in the Statements of Operations. The Trustees received no compensation as Trustees for the Elfun Funds.


4.  AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION
    (DOLLARS IN THOUSANDS)

Aggregate gross unrealized appreciation/ (depreciation) of investments for each Fund at December 31, 1998, were as follows:

                       GROSS         GROSS          NET
                    UNREALIZED    UNREALIZED    UNREALIZED
                   APPRECIATION  DEPRECIATION  APPRECIATION
-----------------------------------------------------------
Elfun Global Fund   $   55,813    $  9,129      $   46,684
Elfun Trusts         1,332,515      31,239       1,301,276
Elfun Diversified
   Fund                 43,040       2,640          40,400
Elfun Tax-Exempt
   Income Fund         116,975         269         116,706
Elfun Income Fund        4,733       1,712           3,021

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at December 31, 1998.


5.   OPTIONS
     (CONTRACTS AND DOLLARS IN THOUSANDS)

During the year ended December 31, 1998, the following option contracts were written:

                    ELFUN DIVERSIFIED FUND       ELFUN INCOME FUND
                    ----------------------   -------------------------
                       NUMBER                   NUMBER
                    OF CONTRACTS   PREMIUM    OF CONTRACTS   PREMIUM
-----------------------------------------------------------------------
Balance as of
   December 31, 1997   1,480       $   5         7,350       $   26

Written               17,550          70        75,040          299

Closed and
   Expired           (14,450)        (55)      (62,990)        (242)

Exercised             (2,710)        (12)      (11,420)         (50)
-----------------------------------------------------------------------
Balance as of
   December 31, 1998   1,870       $   8         7,980       $   33
-----------------------------------------------------------------------

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998
--------------------------------------------------------------------------------

6.   INVESTMENT TRANSACTIONS
     (DOLLARS IN THOUSANDS)

The cost of purchases and the proceeds from sales of investments, other than U.S. Government securities, short-term securities and options, for the year ended December 31, 1998, were as follows:

                                  PURCHASES     SALES
--------------------------------------------------------------------------------

Elfun Global Fund                $107,108    $119,442
Elfun Trusts                      313,173     344,389
Elfun Diversified Fund             62,314      44,568
Elfun Tax-Exempt
   Income Fund                    323,684     250,321
Elfun Income Fund                  59,710      53,519

The cost of purchases and the proceeds from sales of long-term U.S. Government securities for the year ended December 31, 1998, were as follows:

                                  PURCHASES     SALES
--------------------------------------------------------------------------------

Elfun Trusts                     $      0    $  5,774
Elfun Diversified Fund            149,987     150,492
Elfun Income Fund                 539,374     497,506



7.   SECURITY LENDING

At December 31, 1998, the Elfun Income Fund, which is the only fund that participated in securities lending, loaned securities having a value, including accrued interest, of approximately $20,293,592 and received $20,803,353 in cash and letters of credit as collateral for the loans.

                                                    INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

KPMG LLP

TO THE BOARD OF TRUSTEES AND
SHAREHOLDERS OF THE ELFUN MUTUAL FUNDS:

We have audited the accompanying statements of assets and liabilities of the Elfun Global Fund, Elfun Trusts, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund, (the "Elfun Funds"), including the schedules of investments, as of December 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Elfun Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Elfun Funds as of December 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.



/S/KPMG LLP
New York, New York
February 4, 1999

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                                       62

                      [This Page Left Intentionally Blank]

                                                    ELFUN FUNDS' INVESTMENT TEAM
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

ELFUN GLOBAL FUND
Ralph R. Layman
Michael J. Solecki

ELFUN TRUSTS
David B. Carlson

ELFUN DIVERSIFIED FUND
David B. Carlson
Ralph R. Layman
Robert A. MacDougall

ELFUN TAX-EXEMPT INCOME FUND
Robert R. Kaelin

ELFUN INCOME FUND
ELFUN MONEY MARKET FUND
Team led by
Robert A. MacDougall


INVESTMENT ADVISER
General Electric Investment Corporation


INDEPENDENT AUDITORS
KPMG LLP


CUSTODIAN
State Street Bank & Trust Company


SHAREHOLDER SERVICING AGENT
Address all inquiries to:
GE Investments
P.O. Box 419631
Kansas City, MO 64141-6631


OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, TRUSTEE, PRESIDENT,
AND CHIEF EXECUTIVE OFFICER
GENERAL ELECTRIC INVESTMENT CORPORATION

Eugene K. Bolton, TRUSTEE, EVP, DOMESTIC EQUITIES

Michael J. Cosgrove, TRUSTEE, EVP, MUTUAL FUNDS

Ralph R. Layman, TRUSTEE, EVP, INTERNATIONAL EQUITIES

Alan M. Lewis, TRUSTEE, EVP, GENERAL COUNSEL AND SECRETARY

Robert A. MacDougall, TRUSTEE, EVP, FIXED INCOME

Geoffrey R. Norman, EVP, INSTITUTIONAL MARKETING

Thomas J. Szkutak, TRUSTEE, EVP, CHIEF FINANCIAL OFFICER

Donald W. Torey, TRUSTEE, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE

                                                            SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

NEW ONLINE SERVICE

Your Elfun Mutual Fund accounts can now be accessed on the Internet at www.ge.com/mutualfunds.

Here are some of the benefits of our online service:

o View account balance and transaction history
o Make exchanges
o Redeem shares (minimum, $500; maximum, $50,000)

Many more features will be added to the web site in the future for your convenience.


NEW EXTENDED TELEPHONE SERVICE

Our Customer Reps at the Inquiry Center are available Monday to Friday from 8:30 AM to 6:00 PM Eastern Standard Time. Call toll-free, 1-800-242-0134, for assistance.


AUTOMATED VOICE RESPONSE SYSTEM

You can also access your account anytime during the day, 7 days a week by dialing 1-800-242-0134. Simply follow the menu to obtain information or make certain transactions.


CONTACT US BY MAIL

If you'd like to write to us, address your inquiries regarding your account(s) to:

Elfun Funds
P.O. Box 419631
Kansas City MO 64141-6631.


We are continuing to upgrade a variety of services in order to give you the tools you need to manage your financial objectives. In the meantime, we welcome all your comments and suggestions.

                                                               ----------------
                                                                  BULK RATE
                                                                 U.S. POSTAGE
                                                                     PAID
                                                                  CANTON, MA
                                                                PERMIT NO. 313
                                                               ----------------

ELFUN FUNDS
3003 SUMMER STREET
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS INC.
MEMBER NASD AND SIPC
777 LONG RIDGE ROAD, BUILDING B
STAMFORD, CT 06927








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